                                  EXHIBIT 10.1


     Confidential treatment has been requested with respect to certain provisions of this Exhibit, which provisions have been omitted from this
Exhibit 10.1, marked by asterisks (***) and filed separately with the Commission.

                                                           Contract No. MGC9701N
                                                                          Page 1

                                                                    EXHIBIT 10.1

                      NETWORK PRODUCTS PURCHASE AGREEMENT

Northern Telecom Inc., a Delaware corporation having offices at 5555 Windward Parkway, Suite B, Alpharetta, Georgia 30201-3895 ("Nortel") and MGC Communications, Inc., a Nevada corporation, having its principal offices and place of business at 3165 Palms Centre Drive, Las Vegas, Nevada 89103 ("Buyer") agree as follows:

1.       SCOPE

         1.1 Certain terms used in this Agreement shall be defined as set forth in Exhibit A.

         1.2 The terms and conditions of this Agreement shall apply to the purchase by Buyer and the sale by Nortel of Equipment and Services and the licensing of Software furnished in connection with such Equipment. The terms and conditions contained in a Product Attachment shall modify and/or supplement the other terms and conditions of this Agreement, only with respect to the Product Line and Services described in the Product Attachment.

         1.3 All Products and Services obtained by Buyer pursuant to this Agreement shall be obtained by Buyer solely for initial use by Buyer in its internal business to provide services available through its networks, and not as stock in trade or inventory which is intended for resale by Buyer to any third party as new and unused material. All such Products shall be installed in the United States.

2.       TERM

         2.1 This Agreement shall be in effect during the period that any Product Attachment is in effect. Each Product Attachment shall be in effect during its Product Attachment Term. This Agreement or any part thereof may be terminated in accordance with the express provisions of this Agreement concerning termination or by written agreement of the parties.

         2.2 The termination of this Agreement or any part thereof shall not affect the obligations of either party thereunder which have not been fully performed with respect to any accepted Order, unless such Order is expressly terminated in accordance with this Agreement or by written agreement of the parties.

                                                           Contract No. MGC9701N
                                                                          Page 2




3.       ORDERING

         All purchases pursuant to this Agreement shall be made by means of Orders issued from time to time by Buyer and accepted by Nortel in writing within fifteen (15) days. Nortel will not reject an Order without advising Buyer of the deficiency in the Order and providing Buyer with a reasonable time to cure such deficiency. Any Order not accepted in writing by Nortel within fifteen (15) days or any deficient Order not cured by Buyer within a reasonable time shall be deemed to be void. All Orders shall reference this Agreement and the applicable Product Attachment and shall be governed solely by the terms and conditions set forth herein as modified and/or supplemented pursuant to Section 1.2 by the terms and conditions of any applicable Product Attachments.

4.       PRICES

         4.1 The prices, charges, and fees applicable to Orders shall be set forth in the appropriate Product Attachments and may be revised in accordance with the provisions stated therein. Buyer shall pay transportation charges, including insurance, in accordance with the applicable Product Attachment.

         4.2 Until the total of all prices, charges and fees for Products and related Services furnished hereunder shall have been paid to Nortel, Buyer shall cooperate with Nortel in perfecting Nortel's purchase money security interest in such Products and Buyer shall promptly execute all documents and take all actions required by Nortel in connection therewith. Buyer shall not sell, lease or otherwise transfer such Products or any portion thereof or allow any liens or encumbrances to attach to such Products or any portion thereof prior to payment in full to Nortel of the total of all such prices, charges, and fees.

5.       TERMS OF PAYMENT

         5.1 The amounts payable for Products and/or Services may be invoiced by Nortel to Buyer in accordance with the applicable Product Attachments. All amounts payable and properly invoiced pursuant to this Agreement shall be paid by Buyer to Nortel within thirty (30) days from the date of Nortel's invoice in accordance with the payment instructions contained in such invoice.

         5.2 Overdue payments, excluding those which are the subject of a good faith dispute, shall be subject to interest charges, calculated daily commencing on the 31st day after the date of the invoice, at one and one half percent (1-1/2%) per month or such lesser rate as may be the maximum permissible rate under applicable law.

                                                           Contract No. MGC9701N
                                                                          Page 3




6.       TAXES

         Buyer shall at Nortel's direction promptly reimburse Nortel or pay directly to the applicable government or taxing authority all taxes and charges arising hereunder, including, without limitation, penalties and interest, except for taxes computed upon the net income of Nortel. Buyer's obligations pursuant to this Section 6 shall survive any termination of this Agreement.

7.       RISK OF LOSS, TITLE

         7.1 Risk of loss or damage to Products shall pass to Buyer upon delivery to the loading dock at the installation site or other delivery location specified by Buyer in its Order, and Buyer shall keep such Products fully insured for the total amount then due Nortel for such Products.

         7.2 Good title to Equipment furnished pursuant to each Order issued hereunder which shall be free and clear of all liens and encumbrances shall vest in Buyer upon full payment by Buyer of the total prices, charges and fees payable by Buyer for such Equipment and any related Software or Services furnished by Nortel in connection with such Equipment.

         7.3 Buyer shall receive a license to use Software subject to the terms set forth in Exhibit B.

8.       TESTING, TURNOVER AND ACCEPTANCE

         8.1 If Nortel installs any Products furnished hereunder, the rights and obligations of the parties with respect to testing, turnover and acceptance of such Products shall be as set forth in the applicable Product Attachment.

         8.2 If Nortel is not required by the terms of a Product Attachment to install Products furnished hereunder, Nortel shall prior to delivery of the Products perform such factory tests as Nortel determines to be appropriate in order to confirm that such Products shall be in accordance with the applicable Specifications. Buyer shall be deemed to have accepted the Products upon completion of such tests.

         8.3 In the event that Buyer places Products into revenue-generating service, such Products shall be deemed to have been accepted by Buyer without limitation or restriction. Notwithstanding the foregoing, Buyer may place the Products into revenue-generating service for purposes of testing the Product without being deemed to have accepted such Products provided such testing does not continue for more than one (1) day.

                                                           Contract No. MGC9701N
                                                                          Page 4



9.       DISCLAIMERS OF WARRANTIES AND REMEDIES

         THE WARRANTIES AND REMEDIES SET FORTH IN EXHIBIT D AND IN ANY PRODUCT ATTACHMENT CONSTITUTE THE ONLY WARRANTIES OF NORTEL WITH RESPECT TO THE PRODUCTS AND SERVICES AND BUYER'S EXCLUSIVE REMEDIES IN THE EVENT SUCH WARRANTIES ARE BREACHED. THEY ARE IN LIEU OF ALL OTHER WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NORTEL SHALL NOT BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY NATURE WHATSOEVER, BEFORE OR AFTER THE PLACING OF ANY PRODUCT INTO SERVICE.

10.      LIABILITY FOR BODILY INJURY, PROPERTY DAMAGE AND PATENT INFRINGEMENT

         10.1 A party hereto shall defend the other party against any suit, claim, or proceeding brought against the other party for direct damages due to bodily injuries (including death) or damage to tangible property which allegedly result from the negligence or willful misconduct of the defending party in the performance of this Agreement. The defending party shall pay all litigation costs, reasonable attorney's fees, settlement payments and such direct damages awarded or resulting from any such suit, claim or proceeding.

         10.2 Nortel shall defend and hold harmless Buyer against any suit, claim or proceeding brought against Buyer alleging that any Products, excluding Vendor Items, furnished hereunder infringe any United States patent. Nortel shall pay all litigation costs, reasonable attorney's fees, settlement payments and any damages awarded or resulting from any such suit, claim or proceeding. With respect to Vendor Items, Nortel shall assign any rights with respect to infringement of U.S. patents granted to Nortel by the supplier of such Vendor Items to the extent of Nortel's right to do so.

         10.3 The party entitled to defense pursuant to Section 10.1 or 10.2 shall promptly advise the party required to provide such defense of the applicable suit, claim, or proceeding and shall cooperate with such party in the defense or settlement thereof. The party required to provide such defense shall have sole control of the defense of the applicable suit, claim, or proceeding and of all negotiations for its settlement or compromise.

         10.4 If an injunction is obtained against Buyer's use of any Products as a result of any suit, claim, or proceeding described in Section 10.2, Nortel shall at Nortel's option and at Nortel's expense use its reasonable efforts to either:

                                                           Contract No. MGC9701N
                                                                          Page 5




                 10.4.1 procure for Buyer the right to continue using the portions of the Products enjoined from use; or

                 10.4.2 replace or modify the same with equivalent or better Products so that Buyer's use is not subject to any such injunction.

         10.5 If Nortel cannot perform under Section 10.4.1 or 10.4.2, Buyer shall have the right to return the infringing Products to Nortel upon written notice to Nortel, and in the event of such return, neither party shall have any further liabilities or obligations under this Agreement on account of such infringement or return, except Nortel shall refund, (a) the price paid by Buyer for the Products if Buyer exercises its right to return the Products during the two (2) year period following the start of the Warranty Period of the Products, or
                 (b) the depreciated value of such Products carried on Buyer's books at the time of such return, less any outstanding monies due Nortel hereunder if Buyer exercises its right to return such Products after such two (2) year period.

         10.6 The obligations of Nortel hereunder with respect to any suit, claim, or proceeding described in Section 10.2 shall not apply with respect to Products which are (a) manufactured or supplied by Nortel in accordance with any design or any special instruction furnished by Buyer, (b) used by Buyer in a manner or for a purpose not contemplated by this Agreement,
                 (c) located by Buyer outside the United States, or (d) used by Buyer in combination with other products not provided by Nortel, including, without limitation, any software developed solely by Buyer through the permitted use of Products furnished hereunder, provided the infringement arises from such combination or the use thereof. Buyer shall indemnify and hold Nortel harmless against any loss, cost, expense, damage, settlement or other liability, including, but not limited to, attorneys' fees, which may be incurred by Nortel with respect to any suit, claim, or proceeding described in this Section 10.6.

         10.7 Notwithstanding the above, Nortel shall have no obligation or liability with regard to any patent infringement suit, claim, or proceeding that may be made or brought against Buyer (i) alleging that method of use claims in such patent are infringed by any service offering and/or by any use by Buyer of Products furnished hereunder to make such service offering available or (ii) resulting in a settlement payment, or award of damages, or accounting of profits, where such settlement, award, or accounting is based on the revenues or profits earned or other value obtained by Buyer from its use of such Products and/or is based on the lost revenues or profits of third parties arising from Buyer's use of such Products.

         10.8 If Nortel determines that any Products are or may become the subject of a suit, claim, or proceeding as described in
                 Section 10.7, Nortel may provide

                                                           Contract No. MGC9701N
                                                                          Page 6



                 Buyer with notice to that effect. Nortel shall have no liability to Buyer pursuant to Section 10.2, 10.4, or 10.5 with respect to Buyer's use of such Products which occurs after the thirtieth (30th) day following the date of such notice. In addition to its obligations pursuant to Section 10.3, if Buyer becomes aware that any Products may become the subject of any such suit, claim, or proceeding before receiving any such notice from Nortel, Buyer shall provide Nortel with notice to that effect.

         10.9 After receipt of notice from Nortel pursuant to Section 10.8, Buyer shall have the option to return to Nortel the applicable Products identified in such notice and Nortel shall refund,
                 (a) the price paid by Buyer for the Products if Buyer exercises its right to return the Products during the two (2) year period following the start of the Warranty Period of the Products, or (b) the depreciated value (as carried on the books of Buyer) of the returned Products to Buyer as more fully set forth in Section 10.5 if such return occurs after the two (2) year period.

         10.10 The provisions of Sections 10.2 through 10.9 state the entire liability of Nortel and its suppliers and the exclusive remedy of Buyer with respect to any suits, claims, or proceedings of the nature described in Section 10.2.

         10.11 Each party's respective obligations pursuant to this Section shall survive any termination of this Agreement.

11.      REMEDIES AND LIMITATION OF LIABILITY

         11.1 Nortel shall have the right to suspend its performance by written notice to Buyer and forthwith remove and take possession of all Products that shall have been delivered to Buyer, if, prior to payment to Nortel of any amounts due pursuant to this Agreement with respect to such Products, Buyer shall (a) become insolvent or bankrupt or cease, be unable, or admit in writing its inability, to pay all debts as they mature, or make a general assignment for the benefit of, or enter into any arrangement with, creditors, (b) authorize, apply for, or consent to the appointment of, a receiver, trustee, or liquidator of all or a substantial part of its assets or have proceedings seeking such appointment commenced against it which are not terminated within ninety (90) days of such commencement, or (c) file a voluntary petition under any bankruptcy or insolvency law or under the reorganization or arrangement provisions of the United States Bankruptcy Code or any similar law of any jurisdiction or have proceedings under any such law instituted against it which are not terminated within ninety (90) days of such commencement.

         11.2 In the event of any material breach of this Agreement which shall continue for thirty (30) or more days after written notice of such breach (including a reasonably detailed statement of the nature of such breach) shall have

                                                           Contract No. MGC9701N
                                                                          Page 7



                 been given to the breaching party by the aggrieved party, the aggrieved party shall be entitled at its option to avail itself of any and all remedies available at law or equity, except as otherwise provided in this Agreement.

         11.3 Nothing contained in Section 11.2 or elsewhere in this Agreement shall make Nortel liable for any incidental, indirect, consequential or special damages of any nature whatsoever for any breach of this Agreement whether the claims for such damages arise in tort, contract, or otherwise, or shall increase the liability of Nortel under Section 9 or 10 or Exhibit D beyond that prescribed therein.

         11.4 Nortel shall not be liable for any additional costs, expenses, losses or damages resulting from errors, acts or omissions of Buyer, including, but not limited to, inaccuracy, incompleteness or untimeliness in the provision of information by Buyer to Nortel or fulfillment by Buyer of any of its obligations under this Agreement. Buyer shall pay Nortel the amount of any such costs, expenses, losses or damage incurred by Nortel.

         11.5 Any action for breach of this Agreement or to enforce any right hereunder shall be commenced within four (4) years after the cause of action accrues or it shall be deemed waived and barred.

         11.6 The limitations on Nortel's liability and other obligations set forth in Sections 9, 10, and 11 shall survive any termination of this Agreement.

12.      FORCE MAJEURE

         If the performance by a party of any of its obligations under this Agreement shall be interfered with by reason of any circumstances beyond the reasonable control of that party, including without limitation, unavailability of supplies or sources of energy, power failure, breakdown of machinery, or labor difficulties, including without limitation, strikes, slowdowns, picketing or boycotts, then that party shall be excused from such performance for a period equal to the delay resulting from the applicable circumstances and such additional period as may be reasonably necessary to allow that party to resume its performance. With respect to labor difficulties as described above, a party shall not be obligated to accede to any demands being made by employees or other personnel.

13.      CONFIDENTIAL INFORMATION

         13.1 Each party which receives the other party's Confidential Information shall use reasonable care to hold such Confidential Information in confidence and not disclose such Confidential Information to anyone other than to its employees and employees of its affiliates with a need to know. A party that receives the other party's Confidential Information shall not

                                                           Contract No. MGC9701N
                                                                          Page 8



                 reproduce such Confidential Information, except to the extent reasonably required for the performance of its obligations pursuant to this Agreement and in connection with any permitted use of such Confidential Information.

         13.2 Buyer shall take reasonable care to use Nortel's Confidential Information only for study, operating, or maintenance purposes in connection with Buyer's use of Products furnished by Nortel pursuant to this Agreement.

         13.3 Nortel shall take reasonable care to use Buyer's Confidential Information only to perform Nortel's obligations to provide Products and/or Services to Buyer, provided Nortel may use any of Buyer's Confidential Information for the development, manufacture, marketing and maintenance of new products and/or services and/or changes or modifications to the existing Products and/or Services, which Nortel may, in either case, provide to third parties without restriction.

         13.4 The obligations of either party pursuant to this Section 13 shall not extend to any Confidential Information which recipient can demonstrate through written documentation was already known to the recipient prior to its disclosure to the recipient, was known or generally available to the public at the time of disclosure to the recipient, becomes known or generally available to the public (other than by act of the recipient) subsequent to its disclosure to the recipient, is disclosed or made available in writing to the recipient by a third party having a bona fide right to do so, or is required to be disclosed by process of law, provided that the recipient shall notify the disclosing party promptly upon any request or demand for such disclosure.

         13.5 The parties' obligations pursuant to this Section 13 shall survive any termination of this Agreement.

14.      BUYER'S RESPONSIBILITIES

         14.1 All sites at which the Products shall be delivered or installed shall be prepared by Buyer in accordance with Nortel's standards, including, without limitation, environmental requirements.

         14.2 Buyer shall provide Nortel-designated personnel access to the Products during the times deemed necessary by Nortel to install, maintain and service the Products in accordance with Nortel's obligations. Nortel personnel shall comply with Buyer's reasonable site and security regulations, provided Nortel receives written notice of any such regulations reasonably in advance of the arrival of Nortel's personnel at the site.

                                                           Contract No. MGC9701N
                                                                          Page 9



         14.3 Buyer shall provide reasonable working space and facilities, including heat, light, ventilation, telephones, electrical current, trash removal and other necessary utilities for use by Nortel-designated maintenance personnel, and adequate secure storage space, if required by Nortel, for Products and materials. Buyer shall also provide adequate security for the Products while on Buyer's site.

         14.4 Buyer shall obtain all necessary governmental permits applicable to Buyer in connection with the installation, operation, and maintenance of Products furnished hereunder, excluding any applicable permits required in the normal course of Nortel's doing business.

         14.5 Any information which Nortel reasonably requests from Buyer and which is necessary for Nortel to properly install or maintain the Products shall be provided by Buyer to Nortel in a timely fashion and in a form reasonably specified by Nortel.

15.      HAZARDOUS MATERIALS

         15.1 Prior to issuing any Order for Services to be performed at Buyer's facilities, Buyer shall identify and notify Nortel in writing of the existence of all Hazardous Materials which Nortel may encounter during the performance of such Services, including, without limitation, any Hazardous Materials contained within any equipment to be removed by Nortel.

         15.2    If Buyer breaches its obligations pursuant to Section 15.1,
                 (a) Nortel may discontinue the performance of the appropriate Services until all the applicable Hazardous Materials have been removed or abated to Nortel's satisfaction by Buyer at Buyer's sole expense, and (b) Buyer shall defend, indemnify and hold Nortel harmless from any and all damages, claims, losses, liabilities and expenses, including, without limitation, attorneys' fees, which arise out of Buyer's breach of such obligations. Buyer's obligations pursuant to this
                 Section 15.2 shall survive any termination of this Agreement.

16.      SUBCONTRACTING

         Nortel may subcontract any of its obligations under this Agreement, but no such subcontract shall relieve Nortel of primary responsibility for performance of its obligations.

17.      REGULATORY COMPLIANCE

         In the event of any change in the Specifications or Nortel's manufacturing or

                                                           Contract No. MGC9701N
                                                                         Page 10



         delivery processes for any Products as a result of the imposition of requirements by any government, Nortel may upon notice to Buyer, increase its prices, charges and fees to cover the added costs and expenses directly and indirectly incurred by Nortel as a result of such change.

18.      GENERAL

         18.1 If any of the provisions of this Agreement shall be invalid or unenforceable under applicable law and a party deems such provisions to be material, that party may terminate this Agreement upon notice to the other party. Otherwise, such invalidity or unenforceability shall not invalidate or render this Agreement unenforceable, but this Agreement shall be construed as if not containing the particular invalid or unenforceable provision and the rights and obligations of the parties shall be construed and enforced accordingly.

         18.2 A party shall not release without the prior written approval of the other party any advertising or other publicity relating to this Agreement wherein such other party may reasonably be identified. In addition each party shall take reasonable precautions to keep the existence and the contents of this Agreement confidential so long as this Agreement remains in effect and for a period of three (3) years thereafter, except as may be reasonably required to enforce this Agreement or by law.

         18.3 The construction, interpretation and performance of this Agreement shall be governed by the laws of the State of Nevada, except for its rules with respect to the conflict of laws.

         18.4 Neither party may assign or transfer this Agreement or any of its rights hereunder without the prior written consent of the other party, such consent not to be unreasonably withheld, except Buyer's consent shall not be required for any assignment or transfer by Nortel (a) to any Affiliate of all or any part of this Agreement or of Nortel's rights hereunder, or (b) to any third party of Nortel's right to receive any monies which may become due to Nortel pursuant to this Agreement.

         18.5 Notices and other communications shall be transmitted in writing by certified United States Mail, postage prepaid, return receipt requested, by guaranteed overnight delivery, or by facsimile addressed to the parties as follows:

                 To Buyer:        MGC Communications, Inc.
                                  3165 Palms Centre Drive
                                  Las Vegas, Nevada 89103
                                  Attention:    Kent Heyman/Mike Burke
                                  Facsimile:    (702) 310-1111

                                                           Contract No. MGC9701N
                                                                         Page 11




                 To Nortel:       Northern Telecom Inc.
                                  5555 Windward Parkway, Suite B
                                  Alpharetta, Georgia 30201-3895
                                  Attention: Vice President & General Manager,
                                  Access Networks
                                  Facsimile:       (770) 661-5272

                 In addition, notices submitted by Buyer to Nortel specific to any Product Attachment shall be delivered to the address stated in the applicable Product Attachment along with a copy submitted to Nortel at the address stated above.

                 Any notice or communication sent under this Agreement shall be deemed given upon receipt, as evidenced by the United States Postal Service return receipt Mail if given by certified United States Mail, on the following business day if sent by guaranteed overnight delivery, or on the transmission date if given by facsimile during the receiving party's normal business hours.

                 The address information listed for a party in this Section or any Product Attachment may be changed from time to time by that party by giving notice to the other as provided above.

         18.6 In the event of a conflict between the provisions of this Agreement which are not contained in a Product Attachment and the provisions of a Product Attachment, the provisions of the Product Attachment shall prevail with respect to the Product Line and Services described in that Product Attachment.

         18.7 All headings used herein are for index and reference purposes only, and shall not be given any substantive effect. This Agreement has been created jointly by the parties, and no rule of construction requiring interpretation against the drafter of this Agreement shall apply in its interpretation.

         18.8 Buyer shall not export any technical data received from Nortel pursuant to this Agreement, or release any such technical data with the knowledge or intent that such technical data will be exported or transmitted to any country or to foreign nationals of any country, except in accordance with applicable U.S. law concerning the exporting of such technical data. Buyer shall obtain all authorizations from the U.S. government in accordance with applicable law prior to exporting or transmitting any such technical data as described above.

         18.9 Any changes to this Agreement may only be effected if agreed upon in writing by duly authorized representatives of the parties hereto. No

                                                           Contract No. MGC9701N
                                                                         Page 12



                 agency, partnership, joint venture, or other similar business relationship shall be or is created by this Agreement.

         18.10 This Agreement, including all Product Attachments and Exhibits constitutes the entire agreement of the parties with respect to the subject matter hereof.

NORTHERN TELECOM INC.                                 MGC COMMUNICATIONS, INC.


By: /s/ Vickie Yohe                                   By: /s/ Nield J. Montgomery
   ------------------------------                        ------------------------------
             (Signature)                                              (Signature)

Name: Vickie Yohe                                     Name:  Nield J. Montgomery
     ---------------------------                           ---------------------------
             (Print)                                                  (Print)

Title: Group Vice President                           Title:  President/CEO
      -----------------------------                         -----------------------------

Date:  21 May 97                                      Date:   5/9/97
     -----------------------------                         -----------------------------

NORTEL LAW DEPT.
/s/
--------------------------
APPROVED AS TO FORM

April 29, 1997
-------------------------
Date

                                                           Contract No. MGC9701N
                                                                          Page 1



                                   EXHIBIT A

                                  DEFINITIONS

         As used in the Agreement (as defined below), the following initially capitalized terms shall have the following meanings:

         "Affiliate" shall mean Nortel's parent corporation, Northern Telecom Limited and any corporation controlled directly or indirectly by Northern Telecom Limited through the ownership or control of shares or other securities in such corporation.

         "Agreement" shall mean the Agreement to which this Exhibit is attached, and all Exhibits and Product Attachments.

         "Confidential Information" shall mean all information, including, without limitation, specifications, drawings, documentation, know-how and pricing information, of every kind or description which may be disclosed by either party or an Affiliate to the other party in connection with this Agreement, provided the disclosing party shall clearly mark any such information which is disclosed in writing as the confidential property of the disclosing party and the disclosing party shall identify the confidential nature of any such information which it orally discloses at the time of such disclosure and shall provide a written summary of the orally disclosed information to the recipient within fifteen (15) days of such disclosure.

         "Equipment" shall mean the hardware listed or otherwise identified in, or pursuant to, any Product Attachment.

         "Exhibits" shall mean Exhibits A, B, C, and D attached hereto, and any additional Exhibits which Nortel and Buyer subsequently agree in writing shall be incorporated into, and made a part of the Agreement by reference.

         "Hazardous Materials" shall mean any pollutants or dangerous, toxic or hazardous substances (including, without limitation, asbestos) as defined in, or pursuant to, the OSHA Hazard Communication Standard (29 CFR Part 1910, Subpart Z), the Resource Conservation and Recovery Act of 1976 (42 USC Section 6901, et seq.), the Toxic Substances Control Act (15 USC Section 2601, et seq.), the Comprehensive Environmental Response Compensation and Liability Act (42 USC Section 9601, et seq.), and any other federal, state or local environmental law, ordinance, rule or regulation.

         "Order" shall mean a written purchase order issued by Buyer to Nortel. Each Order shall specify on the face of the Order the types and quantities of Products and/or Services to be furnished by Nortel pursuant to the Order, the applicable prices, charges and/or fees with respect to such Products and/or Services,

                                                           Contract No. MGC9701N
                                                                          Page 2



         Buyer's facility to which the Products are to be delivered, the delivery and/or completion schedule, and any other information which may be required to be included in an Order in accordance with the provisions of this Agreement.

         "Product Attachments" shall mean any Product Attachments which the parties agree in writing shall be incorporated into, and made a part of, this Agreement.

         "Product Attachment Term" shall mean the period specified in a Product Attachment during which that Product Attachment shall be in effect.

         "Product Line" shall mean the Products described in and which may be furnished pursuant to a specific Product Attachment.

         "Products" shall mean any Equipment and/or Software which may be provided under this Agreement.

         "Services" shall mean all services listed or otherwise identified in, or pursuant to, any Product Attachment which may be purchased from or provided by Nortel and which are associated with the Product Line described in that Product Attachment.

         "Software" shall mean (a) programs in machine-readable code or firmware which (i) are owned by, or licensed to, Nortel or any of its Affiliates, (ii) reside in Equipment memories, tapes, disks or other media, and (iii) provide basic logic operating instructions and user-related application instructions, and (b) documentation associated with any such programs which may be furnished by Nortel to Buyer from time to time.

         "Specifications" shall mean, with respect to any Product Line, the specifications identified in the applicable Product Attachment, provided Nortel shall have the right at its sole discretion to modify, change or amend such specifications at any time.

         "Third Party Software Vendor" shall mean any supplier of programs contained in the Software which is not an Affiliate.

         "Vendor Items" shall mean, with respect to a Product Line, those portions of the Product which are identified in the applicable Product Attachment as Vendor Items.

         "Warranty Period" shall mean, with respect to a Product Line, the Warranty Period specified in the applicable Product Attachment.

                                                           Contract No. MGC9701N
                                                                          Page 1



                                   EXHIBIT B

                                SOFTWARE LICENSE

         1. Buyer acknowledges that the Software may contain programs which have been supplied by, and are proprietary to, Third Party Software Vendors. In addition to the terms and conditions herein, Buyer shall abide by any additional terms and conditions provided by Nortel to Buyer with respect to any Software provided by any Third Party Software Vendor.

         2. Upon Buyer's payment to Nortel of the applicable fees with respect to any Software furnished to Buyer pursuant to this Agreement, Buyer shall be granted a personal, non-exclusive, paid-up license to use the version of the Software furnished to Buyer only in conjunction with Buyer's use of the Equipment with respect to which such Software was furnished for the life of that Equipment as it may be repaired or modified. Buyer shall be granted no title or ownership rights to the Software, which rights shall remain in Nortel or its suppliers.

         3. As a condition precedent to this license and to the supply of Software by Nortel pursuant to the Agreement, Nortel requires Buyer to give proper assurances to Nortel for the protection of the Software. Accordingly, all Software supplied by Nortel under or in implementation of the Agreement shall be treated by Buyer as the exclusive property, and as proprietary and a TRADE SECRET, of Nortel and/or its suppliers, as appropriate, and Buyer shall: a) hold the Software, including, without limitation, any methods or concepts utilized therein in confidence for the benefit of Nortel and/or its suppliers, as appropriate; b) not provide or make the Software available to any person except to its employees on a 'need to know' basis;
                 c) not reproduce, copy, or modify the Software in whole or in part except as authorized by Nortel; d) not attempt to decompile, reverse engineer, disassemble, reverse translate, or in any other manner decode the Software; e) issue adequate instructions to all persons, and take all actions reasonably necessary to satisfy Buyer's obligations under this license; and f) forthwith return to Nortel, or with Nortel's consent destroy, any magnetic tape, disc, semiconductor device or other memory device or system and/or documentation or other material, including, but not limited to all printed material furnished by Nortel to Buyer which shall be replaced, modified or updated.

         4. The obligations of Buyer hereunder shall not extend to any information or data relating to the Software which is now available to the general public or becomes available by reason of acts or failures to act not attributable to Buyer.

         5. Buyer shall not assign this license or sublicense any rights herein granted

                                                           Contract No. MGC9701N
                                                                          Page 2



                 to any other party without Nortel's prior written consent, such consent not to be unreasonably withheld.

         6. Buyer shall indemnify and hold Nortel and its suppliers, as appropriate, harmless from any loss or damage resulting from a breach of this Exhibit B. The obligations of Buyer under this Exhibit B shall survive the termination of the Agreement and shall continue if the Software is removed from service.

                                                           Contract No. MGC9701N
                                                                          Page 1



                                   EXHIBIT C

                                    STORAGE


If Buyer notifies Nortel prior to the scheduled shipment date of Products that Buyer does not wish to receive such Products on the date agreed by the parties, or the installation site or other delivery location is not prepared in sufficient time for Nortel to make delivery in accordance with such date, or Buyer fails to take delivery of any portion of such Products, Nortel may place the applicable Products in storage. In that event Buyer shall be liable for all additional costs thereby incurred by Nortel. Delivery by Nortel of any Products to a storage location as provided above shall be deemed to constitute delivery of the Products to Buyer for purposes of this Agreement, including, without limitation, provisions for payment, invoicing, passage of risk of loss, and commencement of the Warranty Period.

                                                           Contract No. MGC9701N
                                                                          Page 1




                                   EXHIBIT D

                        LIMITED WARRANTIES AND REMEDIES

1. Nortel warrants that the Equipment supplied hereunder will under normal use and service be free from defective material and faulty workmanship and will conform to the applicable Specifications for the Warranty Period specified in the Product Attachment with respect to such Equipment. The foregoing warranty shall not apply to items normally consumed in operation, such as, but not limited to, lamps and fuses or to Vendor Items. Any installation Services performed by Nortel with respect to such Equipment shall be free from defects in workmanship for the Warranty Period set forth in the applicable Product Attachment.

2. Nortel's sole obligation and Buyer's exclusive remedy under the warranty set forth in Section 1 above shall be limited to the replacement or repair, at Nortel's option and expense, of the defective Equipment, or correction of the defective installation Services. Replacement Equipment may be new or reconditioned at Nortel's option.

3. Nortel warrants that any Software licensed by Nortel to Buyer under this Agreement shall function during the Warranty Period of the Equipment with respect to which such Software is furnished without any material, service-affecting nonconformance to the applicable Specifications, provided that Buyer shall have paid all Software support fees specified in the applicable Product Attachment. If the Software fails to so function, Buyer's sole remedy and Nortel's sole obligation under this warranty is for Nortel to correct such failure through, at Nortel's option, the replacement or modification of the Software or such other actions as Nortel reasonably determines to be appropriate.

4. Unless otherwise stated in a Product Attachment, (a) Nortel's warranties in Section 3 above shall only apply to the portion of the Software actually developed by Nortel or its Affiliates, (b) all other Software shall be provided by Nortel "AS IS", (c) Nortel shall assign to Buyer on a nonexclusive basis any warranty on such other Software provided to Nortel by the developer of such other Software to the extent of Nortel's legal right to do so.

5. The obligations and remedies set forth in Sections 1, 2, and 3 above shall be conditional upon: the Equipment not having been altered or repaired, the Software not having been modified, and the Products not having been installed outside the United States; any defect or nonconformance not being the result of mishandling, abuse, misuse, improper storage, improper performance of installation, other services, maintenance or operation by other than Nortel (including use in conjunction with any product which is incompatible with the applicable Equipment or Software or of inferior performance), and/or any error, act, or omission of Buyer described in Section 11.4; the Product not having been

                                                           Contract No. MGC9701N
                                                                          Page 2




         damaged by fire, explosion, power failure, power surge, or other power irregularity, lightning, failure to comply with all applicable environmental requirements for the Products specified by Nortel or any other applicable supplier, such as but not limited to temperature or humidity ranges, or any act of God, nature or public enemy; and written notice of the defect having been given to Nortel within the applicable Warranty Period.

6.       The performance by Nortel of any of its obligations described in
         Section 2 or 3 of this Exhibit D shall not extend the applicable Warranty Period except to the extent specified in the applicable Product Attachment.

7. Upon expiration of the applicable Warranty Period for Equipment furnished hereunder, repair and replacement Service for such Equipment shall be available to Buyer from Nortel in accordance with Nortel's then-current terms, conditions and prices. Such repair and replacement Service and notice of any discontinuance of such repair and replacement Service shall be available for a minimum period set forth in the Product Attachment applicable to such Equipment. This provision shall survive the expiration of this Agreement.

8. Unless Nortel elects to repair or replace defective Equipment at Buyer's facility, all Equipment to be repaired or replaced, whether in or out of warranty, shall be packed by Buyer in accordance with Nortel's instructions stated in the applicable Product Attachment and shipped at Buyer's expense and risk of loss to a location designated by Nortel. Replacement Equipment shall be returned to Buyer at Nortel's expense and risk of loss. Buyer shall ship the defective Equipment to Nortel within thirty (30) days of receipt of the replacement Equipment. In the event Nortel fails to receive such defective Equipment within such thirty (30) day period, Nortel shall invoice Buyer for the replacement Equipment at the then-current price in effect therefor.

9. With respect to any Vendor Item furnished by Nortel to Buyer pursuant to this Agreement, Nortel shall assign to Buyer on a nonexclusive basis any warranty granted by the party that supplied such Vendor Item to Nortel to the extent of Nortel's right to do so.

10. Neither Nortel nor Nortel's suppliers, as appropriate, shall have any responsibility for warranties offered by Buyer to any of its customers. Buyer shall indemnify Nortel and Nortel's suppliers, as appropriate, with respect thereto.

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                          Page 1




                               PRODUCT ATTACHMENT
                           CARRIER NETWORKS PRODUCTS

Northern Telecom Inc. ("Nortel") and MGC Communications, Inc. ("Buyer") agree as follows:

1.       INCORPORATION BY REFERENCE

         This Product Attachment shall be incorporated into and made a part of Network Products Purchase Agreement No. MGC9701N between Nortel and Buyer.

2.       DEFINITIONS

         For purposes of this Product Attachment:

         "Acceptance Criteria" shall mean, with respect to any Products installed by Nortel hereunder, the standards and specifications contained in the Nortel Installation Manuals which are applicable to such Products.

         "Equipment" shall mean the equipment listed in Schedule A.

         "Extension" shall mean Equipment and/or Software which Nortel engineers and installs and which is added to an Initial System after the Turnover Date of the Initial System.

         "Initial System" shall mean the Equipment and Software which is included in any configuration identified in Schedule A as an "Initial System."

         "Installation Site" shall mean Buyer's facility identified in an Order to which the applicable Products identified in such Order shall be delivered or at which the applicable Services, if any, are to be performed, respectively.

         "Merchandise" shall mean any Equipment which is not part of a System and with respect to which no engineering or installation Services shall be provided by Nortel.

         "Product Attachment Term" shall mean the period which shall commence on the date this Product Attachment is executed by the latter of the parties and shall expire thirty six (36) months thereafter.

         "Services" shall mean the services described in Schedule B.

         "Software" shall mean the software listed in Schedule A.

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                          Page 2



         "Specifications" shall mean with respect to any Products furnished hereunder, the specifications published by Nortel which Nortel identifies as its standard performance specifications for such Products as of the date of Buyer's Order for such Products.

         "System" shall mean any Initial System or Extension.

         "Turnover Date" shall mean, with respect to any Products installed by Nortel hereunder, the date on which Nortel provides the Turnover Notice to Buyer pursuant to Section 8.a. of this Product Attachment.

         "Warranty Period" shall mean, with respect to:

         (a) Any System, the period which shall commence upon the Turnover Date with respect to such System and shall expire twelve (12) months thereafter,

         (b) Merchandise, the period which shall commence upon the date of shipment with respect to such Merchandise by Nortel to Buyer and shall expire ninety (90) days thereafter,

         (c) Installation Services involving any System, the period which shall commence upon the Turnover Date with respect to such System and shall expire twelve (12) months thereafter,

         (d) Equipment which is repaired or replaced pursuant to Nortel's obligations under Exhibit D to the Agreement, the period commencing five (5) days after (i) shipment of the replacement Equipment to Buyer or (ii) completion of the repair at the Installation Site of the applicable Equipment and which shall expire on the later of thirty (30) days thereafter or the last day of the original Warranty Period with respect to the Equipment which was repaired or replaced, and

         (e) Software which was corrected pursuant to Nortel's obligations under Exhibit D to the Agreement, the period commencing upon delivery of the corrected Software by Nortel to Buyer and expiring on the later of thirty (30) days thereafter or the last day of the original Warranty Period with respect to such Software.

3.       SCOPE

         Buyer shall, no later than September 30, 1998, issue Orders for a minimum of fifteen (15) DMS-500 Initial Systems and a minimum of seventy five thousand (75,000) DMS-500/RSC Switching Lines described in the attached Schedule A, for delivery and installation scheduled to be completed no later than December 31,

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                          Page 3



         1998, in Buyer's facilities. The first three (3) DMS-500 Initial Systems shall be delivered to and installed in the Buyer's facilities located at Atlanta, Georgia; Chicago, Illinois; and Ontario, California, and the remaining seventeen (17) shall be delivered and installed in the Buyer's facilities to be designated by the Buyer. Buyer shall, no later than September 30, 1999, issue additional Orders for a minimum of five (5) DMS-500 Initial Systems and a minimum of twenty five thousand (25,000) DMS-500/RSC Switching Lines described in the attached Schedule A, for delivery and installation scheduled to be completed no later than December 31, 1999, in Buyer's facilities to be designated by Buyer. Buyer shall pay the prices, fees and charges set forth in the attached Schedule A, Part I, Section 1.3, for all of the Initial Systems Ordered for installation and delivery, in accordance with Section 7 of this Product Attachment.

         Buyer may, during the Product Attachment Term, issue additional Orders for any miscellaneous circuit packs, as described in the attached Schedule A ("Miscellaneous Circuit Packs"). Buyer shall receive a 43% discount off the current list price on any Miscellaneous Circuit Pack Orders included with Buyer's Order for the DMS-500 Initial System, on which the Miscellaneous Circuit Packs will be installed, and for purposes of this Agreement, such described Miscellaneous Circuit Pack Orders shall be treated as part of the Initial System Order. Buyer shall receive a 25% discount off the current list price on any Orders issued for Miscellaneous Circuit Packs at any other time during and prior to the expiration of the Product Attachment Term, and for purposes of this Agreement, such Orders shall be treated as an Order for Merchandise.

         Buyer may, during the Product Attachment Term, issue additional Orders for the Optional Power Plant Equipment described in the attached Schedule A, Part I, Section 1.4. Buyer shall pay the prices, fees and charges set forth in the attached Schedule A, Part I, Section 1.4, for the Optional Power Plant Equipment in accordance with Section 7 of this Product Attachment.

         Buyer may, during the Product Attachment Term, issue additional Orders for the Extensions and RSC-S Remote System described in the attached Schedule A, Parts III and IV, respectively. Buyer shall pay the prices, fees and charges set forth in the attached Schedule A, Parts III and IV, respectively, for the Extensions and RSC-S Remote Systems in accordance with Section 7 of this Product Attachment.

4.       SCHEDULES

         The following Schedules which are attached hereto are an integral part of the Product Attachment and are incorporated herein by reference:

                 Schedule A                -  Products, Prices, and Fees
                 Schedule B                -  Services and Charges


                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                          Page 4



                 Schedule C                -  Delivery
                 Schedule D                -  Documentation
                 Schedule E                -  Revolving Credit Note and Security Agreement

5.       ORDERING

         With respect to Section 3, ORDERING of the Agreement the following additional terms shall apply:

a. Buyer shall identify in each Order for Products whether the Products constitute an Initial System, Extension, or Merchandise. All Orders for Extensions, Merchandise, or any Services other than engineering and installation Services provided by Nortel in connection with an Order for an Initial System shall be subject to written agreement of Buyer and Nortel on the applicable prices, charges and fees with respect thereto as required pursuant to Section 6, PRICING, of this Product Attachment.

b. Notwithstanding Exhibit C to the Agreement, Buyer may by written notice to Nortel cancel without charge any Order for Products and/or Services prior to the delivery date of the applicable Products set forth in such Order or the agreed date for the commencement by Nortel of the applicable Services ("Service Commencement Date"), except that if Buyer cancels such Order within six (6) weeks or less of any such date, a cancellation fee of fifteen percent (15%) of the aggregate price of all Products and/or Services included in such canceled Order shall be payable by Buyer. Nortel may invoice such amount upon receipt of Buyer's notice of cancellation of the Order.

c. Notwithstanding Exhibit C to the Agreement, Buyer may by written notice to Nortel not less than six (6) weeks prior to the delivery date of any Products set forth in an Order and/or the Service Commencement Date of the applicable Services, delay the delivery date of such Products and/or the Service Commencement Date of such Services for a period which shall not exceed ninety (90) days from the date such Products were originally scheduled to be delivered or ninety (90) days from the Service Commencement Date, subject to the availability from Nortel of the applicable Products and/or Services after such period of delay.

d. Except as set forth in Sections 5.b. and 5.c. of this Product Attachment, any change to an Order after Nortel's acceptance of such Order shall require written agreement of Nortel and Buyer upon a written change to the Order ("Change Order") which shall reference the original Order and be executed by the parties. No such changes shall be implemented until the applicable Change Order has been executed by the parties.

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                          Page 5




e. With respect to each Order for Products which is accepted by Nortel, Buyer may make a written request at least ninety (90) days prior to the scheduled shipment date of such Products for a change ("Change") consisting of certain addition(s) or deletion(s) to such Products. After receipt of such request, Nortel shall submit a Job Change Order ("JCO") to Buyer for Buyer's approval with respect to the requested Change, except that Nortel shall be under no obligation to submit such JCO to Buyer if Nortel determines that the Price applicable to such Order would be reduced by more than ten percent (10%) as a result of the implementation of the Change. Each JCO shall state whether the requested Change shall increase or decrease the Price and/or time required by Nortel for any aspect of its performance under the Agreement with respect to such Order. Buyer shall accept or reject the JCO in writing within ten (10) days of receipt thereof. Failure of the Buyer to accept or reject the JCO in writing as described above shall be deemed a rejection of the JCO by Buyer. In the event an accepted JCO involves the return to Nortel of any Equipment which shall have been previously delivered to Buyer, Nortel may invoice and Buyer shall pay the transportation costs and Nortel's then-current restocking charge for the returned Equipment.

f. Any increase or decrease in the Price with respect to an Order hereunder which is occasioned by an accepted JCO shall be added to or subtracted from, as applicable, the amount of the last payment due pursuant to Section 6 with respect to such Order.

g. If Buyer rejects a proposed JCO, then the rights and obligations of the parties with respect to the applicable Order shall not be subject to Buyer's requested Changes, provided that Buyer shall promptly pay to Nortel all of Nortel's additional costs and expenses incurred hereunder in accordance with Buyer's requested Changes and Nortel's additional costs and expenses subsequently incurred in order that Nortel may be able to perform Nortel's obligations without modification by the requested Changes, and Nortel shall be entitled to an extension of the dates for performance of its obligations with respect to the applicable Order as a result of any delays in such performance which result from the foregoing.

6.       PRICING

         With respect to Section 4, PRICES of the Agreement, the following additional terms shall apply:

a. The prices set forth in Schedule A with respect to any Initial System shall be in effect for the Term of this Agreement.

b. The prices for Equipment and the fees for the right to use the Software included in any Extension, prices for any Merchandise, and charges for any Services, other

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                          Page 6



         than engineering and installation Services provided with any Initial System shall be as subsequently agreed in writing by Nortel and Buyer.

c. All transportation charges associated with the shipment of the Products to Buyer for delivery are included in the prices, fees and charges as set forth in the attached Schedule A.

7.       TERMS OF PAYMENT

         With respect to Section 5, TERMS OF PAYMENT, the following additional terms shall apply:

         a. With respect to the first ten (10) Initial Systems furnished hereunder by Nortel to Buyer, price listed in Schedule A shall be paid in accordance with the following:

         (1) For good and valuable consideration, Buyer and Nortel hereby agree that Buyer may pay in installments a portion of the purchase price for the first ten (10) DMS-500 Initial Systems which Buyer shall issue Orders for installation and delivery under this Agreement during the initial twenty six (26) months of the Product Attachment Term ("Ten Systems"). The following terms and conditions shall apply:

                 a. The maximum amount to be paid in installments for each of the Ten Systems shall not exceed Four Hundred Thousand ($400,000.00) Dollars ("Maximum Amount").

                 b. The first DMS-500 Initial System for which the Buyer shall issue Orders, pursuant to this Agreement, for delivery and installation in the Buyer's facilities located in Atlanta, Georgia ("Atlanta Switch"), shall be the model for the number of host and remote switching lines ("Lines"), Ordered for and installed in the Ten Systems. In the event that Buyer issues an Order for installation and delivery of any or all of the Ten Systems with the same or greater number of Lines in comparison to the Atlanta Switch, Buyer shall be limited to the Maximum Amount for the total amount that Buyer may pay in installment payments. In the event that Buyer issues an Order for installation and delivery of any or all of the Ten Systems with a reduced number of Lines in comparison to the Atlanta Switch, Nortel shall reduce the Maximum Amount for that particular Initial System by Ten Dollars ($10.00) per line as the Line size decreases ("Reduced Maximum Amount"). In determining the Reduced Maximum Amount, Nortel shall subtract the total number of Lines Ordered for the Initial System from the total number of Lines of the Atlanta Switch, multiply the resulting balance times Ten Dollars ($10.00), subtract the

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                          Page 7



                 product from Four Hundred Thousand Dollars ($400,000.00) and the resulting balance shall equal the Reduced Maximum Amount.

                 c. Buyer shall pay, with regard to each of the Ten Systems, the resulting balance of the Maximum Amount or Reduced Maximum Amount for that Initial System subtracted from the One Million Five Hundred Fifty Eight Thousand Dollar ($1,558,000.00) purchase price for the DMS-500 Initial System listed in Schedule A, Part I, Section 1.3, in accordance with
                 Section 7, Paragraph (a.), Subparagraph (2), of this Product Attachment.

                 d. For and in consideration of the purchase price for the DMS-500 Initial System, Buyer shall receive a software license, as described in the Exhibit B attached to the Network Product Purchase Agreement, granting Buyer the right to use the software installed in each DMS-500 Initial System purchased under this Agreement. With regard to the Ten Systems, Buyer shall receive the same software license as described in the Exhibit B attached to the Network Product Purchase Agreement, with the following exceptions:

                          (i) The Maximum Amount or the Reduced Maximum Amount is equal to the right to use fee for the software listed in the attached Schedule A, Part II,
                          Section 2.1 ("Special Software").

                          (ii) The Buyer's software license for the Special Software is contingent upon Buyer's successful completion of all installment payments for each of the Ten Systems. Notwithstanding any of Nortel's rights and remedies under this Agreement, in the event that the Buyer does not successfully complete all installment payments for any or all of the Ten Systems, Nortel shall revoke Buyer's software license for the Special Software and seek any or all other remedies against Buyer that Nortel may be entitled to under this Agreement, at law or in equity.

                 e. Buyer shall, with respect to the payment of the Maximum Amount and/or Reduced Maximum Amount for each of the Ten Systems, execute a Security Agreement and Revolving Credit Note, copies of which are attached hereto as Schedule E, on or before the Turnover Date for the first of the Ten Systems, in accordance with Section 8, hereinafter.

                 f. Buyer shall provide Nortel with quarterly financial statements within forty five (45) days of the end of each quarter and with annual audited financial statements for Buyer's fiscal year within sixty (60) days of the end of each calendar year. Buyer may pay off the balance due and

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                          Page 8



                 owing to Nortel at any time prior to the completion of the thirty (30) month term without penalty.

                 g. Buyer has the option, during the Period, to issue additional Orders for the DMS-500 Optional Software listed in the attached Schedule A, Part II, Section 3.0 and to pay the purchase price for the Software in installments, provided that the Buyer has a credit balance with respect to the Maximum Amount or Reduced Maximum Amount due and owing for that particular Initial System of the Ten Systems.

         (2) The remaining portion of the purchase price for the Ten Systems as calculated pursuant to Section 7, Paragraph a, Subparagraph
         (1) (c), hereinabove, shall be invoiced by Nortel in accordance with the following schedule:

                 a. Twenty percent (20%) of such price may be invoiced upon Nortel's acceptance of the Order for such Initial System,

                 b. Fifty percent (50%) of such price may be invoiced on the date of shipment by Nortel to Buyer of the switch component of such Initial System,

                 c. Twenty percent (20%) of such price may be invoiced on the Turnover Date of such Initial System, and

                 d. Ten percent (10%) of such price may be invoiced on the date of Acceptance of such Initial System.

b. With respect to the remaining Initial Systems, excluding the Ten Systems, furnished hereunder by Nortel to Buyer the price listed in Schedule A shall be invoiced by Nortel in accordance with the following schedule:

         (i) Twenty percent (20%) of such price may be invoiced upon Nortel's acceptance of the Order for such Initial System,

         (ii) Fifty percent (50%) of such price may be invoiced on the date of shipment by Nortel to Buyer of the switch component of such Initial System,

         (iii) Twenty percent (20%) of such price may be invoiced on the Turnover Date of such Initial System, and

         (iv) Ten percent (10%) of such price may be invoiced on the date of Acceptance of such Initial System.

c. With respect to each Extension furnished hereunder by Nortel to Buyer, the applicable price determined in accordance with Section 6.b. of this Product

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                          Page 9



         Attachment shall be invoiced by Nortel in accordance with the following schedule:

         (i) Twenty percent (20%) of such price may be invoiced upon Nortel's acceptance of the Order for such Extension,

         (ii) Fifty percent (50%) of such price may be invoiced on the date of shipment by Nortel to Buyer of the Equipment included in such Extension,

         (iii) Twenty percent (20%) of such price may be invoiced on the Turnover Date with respect to such Extension, and

         (iv) Ten percent (10%) of such price may be invoiced on the date of Acceptance of such Extension.

d. Except as may be otherwise agreed in writing by the parties Nortel's prices for Merchandise and charges for any Services determined in accordance with Section 6.b. above may be respectively invoiced upon delivery of such Merchandise and upon performance of such Services by Nortel.


e. The Debtor and the Secured Party hereby agree that the Secured Party shall have a first priority purchase money security interest in the collateral listed in the Security Agreement, Article II, attached hereto as Schedule E subject to the following terms and conditions:


         (i) Secured Party shall have a first priority purchase money security interest in each of the Ten Systems for the amount of the purchase price to be paid by Debtor, as listed in the Schedule A, Part I, attached hereto, less Four Hundred Thousand ($400,000.00) Dollars (the "Initial Payment"); and


         (ii) Upon the Debtor's complete payment of the Initial Payment for any one or more of the Ten Systems, the Secured Party shall subordinate its security interest in such of the Ten Systems as to which such payments have been received in favor of a third party lender; provided however, that such subordination shall be limited such that the security interest in favor of a third party lender to which the Secured Party's security interest is subordinate cannot secure the indebtedness in excess of the amount of the Initial Payment with respect to that Initial System or eighty percent (80%) of the fair market value of the Initial System, which ever is greater.

8.       TESTING, TURNOVER, AND ACCEPTANCE

         Pursuant to Section 8.1 of the Agreement, the rights and obligations of the parties with respect to testing, turnover and acceptance of any Products furnished hereunder and installed by Nortel shall be as follows:

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                         Page 10



a. Nortel shall provide Buyer with five (5) days written notice prior to commencing final commissioning and testing of any Products installed by Nortel. Buyer shall cause an authorized representative of Buyer to be present at the applicable Installation Site to witness such final commissioning and testing, provided that in the event such representative fails to be present for any reason, Nortel shall not be required to delay performance of such final commissioning and testing. In connection with the final commissioning and testing of such Products, Nortel shall test the Products for conformity with the applicable Acceptance Criteria. When such tests have been successfully completed, Nortel shall provide Buyer with written notice ("Turnover Notice") that the applicable Products meet such Acceptance Criteria and are ready for Buyer's testing for compliance with such Acceptance Criteria. Buyer shall promptly complete and return to Nortel Buyer's acknowledgment of receipt of such Turnover Notice.

b. Following the Turnover Date, Buyer may test the applicable Products for compliance with the Acceptance Criteria using the tests and test procedures contained in Nortel's Installation Manuals with respect to such Products. Within fifteen (15) days following the Turnover Date of the applicable Products, Buyer shall notify Nortel either that Buyer has accepted such Products in writing using Nortel's standard Acceptance Notice form or that Buyer has not accepted such Products in which case Buyer shall also provide Nortel with a written notice ("Notice of Deficiency") which shall provide in reasonable detail the manner in which Buyer asserts that the Products failed to meet the Acceptance Criteria. With respect to any such details with which Nortel agrees, Nortel shall promptly proceed to take appropriate corrective action and following correction, Buyer may retest the Products in accordance with this Section. Buyer shall accept the Products in writing without delay when the tests pursuant to this
         Section indicate that the Products comply with the Acceptance
         Criteria.

c. With respect to any points of disagreement between Nortel and Buyer concerning any Notice of Deficiency which are not resolved by Nortel and Buyer within ten (10) days after the effective date of the Notice of Deficiency, Buyer, at its option, may waive any rights it may have on account of any such points of disagreement, or require that the disputed points be resolved by arbitration.

d.       Buyer shall notify Nortel in writing of its election pursuant to
         Section 8.c. not later than ten (10) days after the effective date of the Notice of Deficiency, if any, given to Nortel by Buyer. Upon expiration of such ten (10) day period unless Buyer has notified Nortel to the contrary, Buyer shall be deemed to have elected to waive its right with respect to any points of disagreement then existing between it and Nortel with respect to such Notice of Deficiency.

e. If Buyer makes timely election to require arbitration of such disputed points, the arbitrator shall be chosen by mutual agreement. If the parties cannot agree upon

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                         Page 11



         an arbitrator within three (3) days of Buyer's election to arbitrate, each party shall within three (3) days thereafter select an independent and an unaffiliated person to be an arbitrator. These two
         (2) persons selected shall select a third person, independent and unaffiliated with either party, as a third arbitrator. The arbitration shall be conducted in accordance with the Rules of the American Arbitration Association, provided, however that the Arbitrator(s) shall be empowered to reduce the Prices of Products only to the extent that the Arbitrator(s) find that the benefit of Buyer's bargain has been reduced. The Arbitrator(s) shall not have any authority to grant partial or total rescission unless the Arbitrator(s) determine that
         (i) Buyer has not substantially received the benefit of its bargain; and (ii) money damages will not provide an adequate remedy. Judgment upon the award rendered by the Arbitrator(s) may be entered in any Court of competent jurisdiction.

f. For purposes of this Product Attachment, "Acceptance" of the applicable Products shall occur upon the earliest of the following and Buyer shall upon request sign Nortel's Acceptance Notice confirming such Acceptance without any conditions, restrictions, or limitations of any nature whatsoever:

         (i)     The date on which Buyer accepts such Products pursuant to
                 Section 8.b. of this Product Attachment;

         (ii) The failure of Buyer to provide Nortel with any notice required by Section 8.b. of this Product Attachment, with respect to such Products;

         (iii) Use by Buyer of such Products or any portion thereof in revenue-producing service at any time; or

         (iv)    Waiver by Buyer of its rights pursuant to Section 8.c. or 8.d.

g. Acceptance by Buyer of such Products pursuant to Section 8.f. of this Product Attachment above shall not be withheld or postponed due to:

         (i) Deficiencies of such Products resulting from causes not attributable to Nortel, such as, but not limited to (A) inaccuracy of information provided by Buyer, (B) inadequacy or deficiencies of any materials, facilities or services provided directly or indirectly by Buyer and tested in conjunction with the applicable Products, (C) other conditions external to the Products which are beyond the limits specified by Nortel in the Specifications for the Products and which are used by Nortel in performance calculations with respect to the Acceptance Criteria, or (D) spurious outputs from adjacent material; or

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                         Page 12




         (ii) Minor deficiencies or shortages with respect to such Products which are attributable to Nortel, but of a nature that do not prevent full and efficient operation of the Products.

h. With respect to any deficiencies of the type described in Section 8.g.(i), Nortel shall at Buyer's request and expense assist Buyer in the elimination or minimization of any such deficiencies. With respect to any deficiencies or shortages as described in the Section 8.g.(ii), Nortel shall, at Nortel's expense, take prompt and effective action to correct any such deficiencies or shortages.

i. In the event Buyer's Acceptance of any Products is withheld or postponed due to any deficiencies of the type described in Section 8.g.(i), Nortel shall invoice and Buyer shall pay Nortel's charges and reasonable expenses incurred by Nortel associated with Nortel's investigation of the reasons for Buyer's withholding or postponement of such Acceptance.

9.       WARRANTIES AND REMEDIES

         With respect to Exhibit D, LIMITED WARRANTIES AND REMEDIES, the following additional terms shall apply:

a. Except as set forth in Section 9.b. below, Nortel shall in performance of its obligations under Section 2 of Exhibit D to the Agreement, (i) ship replacement Equipment or complete the repair within thirty (30) days of Nortel's receipt of the Equipment to be replaced or repaired, and (ii) commence the correction of the applicable installation Services within thirty (30) days of receipt of notice from Buyer pursuant to Section 5 of Exhibit D to the Agreement.

b. For emergency warranty service situations involving the Equipment, Nortel shall during the applicable Warranty Period use all reasonable efforts to ship replacement Equipment within twenty-four (24) hours of notification of the applicable warranty defect by Buyer pursuant to
         Section 5 of Exhibit D to the Agreement, provided that Buyer shall have requested such emergency service. Nortel may invoice Buyer and Buyer shall pay Nortel's surcharge for emergency warranty services. If Nortel determines that due to the particular circumstances, onsite technical assistance is necessary, Nortel shall use all reasonable efforts to dispatch emergency service personnel to the applicable Installation Site within twenty-four (24) hours of receipt of notice from Buyer as described above.

c. All Products to be repaired or replaced, both within and outside of the applicable Warranty Period, shall be packed by Buyer in accordance with Nortel's then-current instructions.

d. No later than ninety (90) days prior to the expiration of the Warranty Period with respect to any Initial System, Nortel shall offer to Buyer post-warranty support

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                         Page 13



         by means of an extended service plan or other terms, provided that neither party shall have any obligation with respect thereto except as may be agreed upon in writing by the parties.

10.      NOTICES

         Pursuant to Section 18.5 of the Agreement, any notices by Buyer to Nortel which are specific to this Product Attachment shall be delivered to the following address:

                                  Northern Telecom Inc.
                                  2350 Lakeside Blvd.
                                  Richardson, Texas  75082-4399
                                  Attn.:  Vice President and General Manager,
                                          Carrier Networks
                                  Facsimile (972) 685-8845

11.      ADDITIONAL TERMS

         The following additional terms shall apply to the Agreement:

(a) With respect to Section 14, BUYER'S RESPONSIBILITIES, the following additional terms shall apply:

         (i) Buyer shall be responsible for ordering and coordinating with each applicable local telephone company the installation of all central office trunks and test trunks and Buyer shall be responsible for all utility charges associated with the installation, testing, operation and maintenance of Products furnished hereunder, including, but not limited to, all applicable charges for such central office trunks, test trunks and any tie lines.

(b) Nortel shall provide documentation with respect to the Products in accordance with Schedule D to this Product Attachment.


NORTHERN TELECOM INC.                                    MGC COMMUNICATIONS, INC.


By: /s/ Vickie Yohe                                      By:  /s/ Nield J. Montgomery
   -----------------------------------------------------    ------------------------------------------
             (Signature)                                              (Signature)

Name: Vickie Yohe                                        Name:   Nield J. Montgomery
     ---------------------------------------------------      ----------------------------------------
             (Print)                                                  (Print)

Title:  Group Vice President                             Title:     President/CEO
      --------------------------------------------------       ---------------------------------------

NORTEL LAW DEPT.
/s/
---------------------
APPROVED AS TO FORM

April 29, 1997
--------------------
Date

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                         Page 14



Date:  21 May 97                                         Date:   5/9/97
     ---------------------------------------------------      ----------------------------------------

                                                        MGC COMMUNICATIONS, INC.
                                                      CARRIER PRODUCT ATTACHMENT
                                                                      SCHEDULE A


                                   SCHEDULE A

                           PRODUCTS, PRICES AND FEES

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                      Schedule A

                            I. DMS-500 INITIAL SYSTEM
                           (DMS-500 SWITCHING SYSTEM)



***

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                      Schedule A

                            I. DMS-500 INITIAL SYSTEM
                           (DMS-500 SWITCHING SYSTEM)



***

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                      Schedule A

                II. DMS-500 STANDARD FEATURES / OPTIONAL FEATURES
                       (DMS-500 INITIAL SYSTEM SOFTWARE)



1.0      DMS-500 STANDARD SOFTWARE FEATURES


         1.1 Nortel may deliver Software ordered hereunder in a single Software load which may include Software which Buyer has not yet licensed ("Non-licensed Software"). Except as set forth in Section 1.2 below, Buyer shall not be entitled to use such Non-licensed Software, until such time as the applicable right to use fees are paid by Buyer pursuant to Section 1.5.

         1.2 For the purpose of gathering market trial information and prior to payment of any applicable right-to-use fees, certain Non-licensed Software may be placed in service by Buyer on a limited, non-revenue-generating, trial basis only ("Feature Trial"). Buyer may request the right to evaluate such Non-licensed Software for a maximum period of six (6) months commencing as of the date of Nortel's written consent to such Feature Trial. Nortel shall respond to Buyer's request as described above in writing. Within ten (10) business days following expiration of the agreed to Feature Trial period, Buyer shall notify Nortel in writing of its plans for activation or deactivation of such Non-licensed Software, and the corresponding number of units activated, if applicable.

         1.3 Upon Buyer's placement of any Non-licensed Software in revenue generating service, Buyer shall pay the applicable right-to-use fees for such Non-licensed Software pursuant to this Agreement, except as described in Section 1.2. Buyer shall also have the option to pay the applicable right-to-use fees for any Non-licensed Software upon installation of a Software load containing such Non-licensed Software. For any Non-licensed Software that is installed and added pursuant to a product computing module load ("PCL") and or non-computing module load ("NCL"), if any, the right-to-use fees shall be the list price for such feature in effect as of the date of activation.

         1.4 To ensure Buyer's proper activation and/or usage of the appropriate Software, Buyer shall properly notify Nortel at the address specified in Section 9 of this Product Attachment to the attention of Director, Sales Engineering, prior to the activation and/or usage by Buyer of any Software. Buyer shall identify all Software being activated and/or used (including the number of units activated, if applicable) in each Intial System.

         1.5 Nortel shall promptly review notification from Buyer provided pursuant to Section 1.4 above and identify any applicable prerequisite Equipment or Software required by Buyer prior to activation and/or usage of the applicable Software. Nortel shall respond to Buyer's written notice by means of a price quotation. Such price quotation shall include Nortel's consent to activate and/or use such Software or notification that such Software requires engineering to determine whether the current switch configuration will require additional Equipment prior to activation and/or usage. Upon Buyer's written acceptance of Nortel's price quotation, Nortel shall grant its consent to Buyer to activate and/or use such Software prior to payment of the applicable right-to-use fees. However, under no circumstances shall such Software be activated and/or used by Buyer prior to Buyer's acceptance of Nortel's price quotation. Nortel shall invoice Buyer for all applicable right to use fees and associated feature activation engineering charges. One hundred percent (100%) of such invoiced right to use fees and engineering charges shall be due and payable within thirty
                 (30) days of the date of Nortel's invoice therefor.

         1.6 Notwithstanding the foregoing, Buyer shall not be required to pay additional right to use fees associated with the Software licensed prior to the initial date of this Product Attachment.

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                      Schedule A

                II. DMS-500 STANDARD FEATURES / OPTIONAL FEATURES
                       (DMS-500 INITIAL SYSTEM SOFTWARE)



         1.7 Nortel reserves the right, every six (6) months to submit a written report for each site containing a Software load. The written report shall identify all Software activated and/or used (including the number of incremental units activated, if applicable) by Buyer during the applicable reporting period. Buyer shall audit the report against Purchase Order(s) which have been submitted by Buyer and accepted by Nortel during the applicable period to determine the existence of any discrepancies. Buyer shall submit such audited written report to Nortel at the address specified in Section 9 of this Product Attachment to the attention of Director, Sales Engineering, within thirty (30) days from receipt of such request.

         1.8 Nortel also reserves the right to access by remote polling or to conduct an on-site inspection of any site in which a Software load is installed and/or to perform an on-site review of Buyer's books and records related to such site to verify activation and/or usage of Software.

         1.9 Nortel shall issue invoices, for any applicable prices, charges or fees, in addition to those amounts previously invoiced, as a result of Buyer's activation and/or usage of any Software that does not appear on Nortel's written report or that appear as a result of Nortel's remote polling of an Initial Systems.

         1.10 Upon payment of the applicable right to use fees for Software activated and/or used by Buyer, Buyer shall receive a non-exclusive paid-up license to use such Software in accordance with the provisions of this Agreement. Nortel may immediately terminate the applicable license granted hereunder for Buyer's failure to pay the applicable right to use fees for such Software which has been activated and/or used.


         1.11 The obligations of Buyer under this Section 1 shall without limitation survive the termination of this Agreement and shall continue if the Software is removed from service. Buyer agrees to indemnify Nortel or Third Party Software Vendors as appropriate for any loss or damage resulting from a breach of this Section 1.

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                      Schedule A

                II. DMS-500 STANDARD FEATURES / OPTIONAL FEATURES
                       (DMS-500 INITIAL SYSTEM SOFTWARE)



2.0 LLT0B0005 SOFTWARE INCLUDED IN THE DMS-500 INITIAL SYSTEM NOT ELIGIBLE FOR "DEFERRED BILLING."

         2.1 SOFTWARE INCLUDED IN INITIAL SYSTEM NOT ELIGIBLE FOR "DEFERRED BILLING"

                 The following represents the LLT0B0005 Software packages that are included in the price of the DMS-500 Initial System, described in Schedule A, Part 1, Section 1.0. The following is a list of Software only and does not include any/all required Equipment to provide feature functionality.

                  S/W PACKAGE         DESCRIPTION
                  -----------         -----------
                   BAS00001           Base Cook
                   BAS00002           Base ANI
                   BAS00003           Base Generic
                   BAS00004           Base OA&M
                   BAS00007           Base Logs
                   BAS00020           Base Flexible Bellcore AMA
                   BAS00028           Base DPP
                   BASE0001           Local Base
                   BASE0006           Base SN SR60
                   LOC00001           Local Services
                   SS700001           SS7 Trunk Signalling
                   TEL00001           Telecom Layer
                   TEL00002           TEL CCS7 Channelized Access
                   TEL00008           CCS7 Base
                   UDD00001           UDD Services
                   BAS00012           BAS Remote
                   EQA00001           Equal Access Local
                   EQA00002           Equal Access Toll
                   EQA00003           Cellular - Interconnect End Office
                   EQA00005           Intermediate Tandem
                   EQA00006           EQA C7ISUPLRLTA Conn. EAEO
                   EQA00007           EQA EA Alt Sw Point
                   EQA00009           EQA IBN Intra LATA PIC EAEO
                   EQA00012           EQA C7ISUPLRLTA Conn. AT
                   NI000007           NI0 ISDN Base
                   NI000011           NI0 NI-1 PRI
                   NI000022           NI0 ISDN PRI Base
                   NTS00005           Equal Access 800
                   SMA00001           SMA TR303 I/F


         2.2 CENTRAL OFFICE LIMITED USAGE FEATURES NOT ELIGIBLE FOR "DEFERRED BILLING."

               The Buyer has a Software license for the following Software features which may be utilized for the associated initial number of licenced units. For each additional unit in excess of the initial number of units, refer to the S/W Optional Part II,
               Section 3.2 for incremental pricing and to

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                      Schedule A

                II. DMS-500 STANDARD FEATURES / OPTIONAL FEATURES
                       (DMS-500 INITIAL SYSTEM SOFTWARE)



               Section 3.1 for special incremental software package pricing. The following is a list of Software only and does not include any/all required Equipment to provide feature functionality.

               S/W PACKAGE            DESCRIPTION                                    UNIT          INITIAL UNITS
               -----------            -----------                                    ----          -------------
                                                                                                    LICENCED
                                                                                                    --------
                  LEA00001            LEAS Toll 1st 50k Directory                Directory  #       50,000


2.1 LLT0B0005 SOFTWARE INCLUDED IN THE DMS-500 INITIAL SYSTEM ELIGIBLE FOR "DEFERRED BILLING."

         2.1     SOFTWARE INCLUDED IN INITIAL SYSTEM ELIGIBLE FOR "DEFERRED
                 BILLING"

                 The following represents the LLT0B0005 Software packages that are included in the price of the DMS-500 Initial System, described in Schedule A, Part 1, Section 1.0. The following is a list of Software only and does not include any/all required Equipment to provide feature functionality.

                   S/W PACKAGE        DESCRIPTION
                   -----------        -----------
                  MDC00003            MDC Standard
                  MDC00004            MDC CLASS on MDC
                  MDC00006            MDC MBG Standard
                  MDC00007            MBS Minimum
                  MDC00010            MDC CLASS on MDC/MPV II
                  MDC00033            MDC Name/Number Blocking
                  RES00006            RES Service Enablers
                  RES00021            RES Anonymous Caller Rejection
                  RES00022            RES Calling Name Delivery Blocking
                  RES00027            RES Visual Message Waiting
                  RES00030            RES Customer Originated Trace


         2.2   CENTRAL OFFICE LIMITED USAGE FEATURES ELIGIBLE FOR "DEFERRED
               BILLING"

               The Buyer has a Software license for the following Software features which may be utilized for the associated initial number of licenced units. For each additional unit in excess of the initial number of units, refer to the S/W Optional Part II,
               Section 3.2 for incremental pricing and to Section 3.1 for special incremental software package pricing. The following is a list of Software only and does not include any/all required Equipment to provide feature functionality.

               S/W PACKAGE            DESCRIPTION                                    UNIT          INITIAL UNITS
               -----------            -----------                                    ----          -------------
                                                                                                    LICENCED
                                                                                                    --------
                  MDC00001            MDC Base                                   Featured Line      11,000
                  RES00003            RES Display Functionality /Privacy         Featured Line      100
                  RES00005            RES Non-Display Services                   Featured Line      100
                  RES00023            RES Calling Name Display SW                Featured Line      100
                  RES00025            RES Call Waiting Display                   Featured Line      5,000

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                      Schedule A

                II. DMS-500 STANDARD FEATURES / OPTIONAL FEATURES
                       (DMS-500 INITIAL SYSTEM SOFTWARE)



                  RES00032            RES Selective Call Forwarding              Featured Line      100
                  RES00033            RES Selective Call Rejection               Featured Line      100
                  RES00034            RES Distinctive Ringing/Call Wtg           Featured Line      100
                  RES00035            RES Selective Call Acceptance              Featured Line      100
                  RES00036            RES Auto-Recall Blck to Private No.        Featured Line      100


3.0      LLT0B005 SOFTWARE OPTIONAL TO THE DMS-500 INITIAL SYSTEM

         3.1   CENTRAL OFFICE FEATURE ADDITIONS OVER LIMITED USAGE FEATURES

               The Buyer has a Software license for the following Software features which may be purchased at an incremental price, beyond the initial licenced units as indicated in Section 2.1.

               S/W PACKAGE            DESCRIPTION                  UNIT           MIN.  UNIT           PRICE/
               -----------            -----------                  ----           ----------           ------
                                                                                  INCREMENTS           UNIT
                                                                                  ----------           ----
                  MDC00001            MDC Base                     Featured Line    100               $14.00
                  RES00023            RES Calling Name Disp        Featured Line    100               $30.00
                  RES00025            RES Call Waiting Disp        Featured Line    5,000             $3.00
                  RES00036            RES Auto-Recall Blck         Featured Line    1                 $1.00


               The following six (6) Class* Software features have a right to use fee of twenty nine dollars ($29.00) per each Class* line in 100 line increments, beyond the initial licenced units as indicated purchase on a individual basis then refer to the S/W Optional Part II, Section 3.2 for incremental pricing.

                  RES00003*           RES Display Functionality /Privacy
                  RES00005*           RES Non-Display Services
                  RES00032*           RES Selective Call Forwarding
                  RES00033*           RES Selective Call Rejection
                  RES00034*           RES Distinctive Ringing/Call Wtg
                  RES00035*           RES Selective Call Acceptance


         3.2      LLT0B005 SOFTWARE OPTIONAL

         The following represents the LLT0B005 optional Software packages that are not included in the price of the DMS-500 Initial System as defined in Schedule A, Part I, Section 1.0 of this Product Attachment. The following Software represents those feature packages that may be ordered by Buyer at an additional price for a DMS-500 Initial System and does not include any/all required Equipment to provide feature functionality.

         PRODUCT NAME                      ORDER CODE               PRICE AND NOTES
         ------------                      ----------               ---------------
         BASE SN SR70 Processor            BASE0009                 The upgrade if previously licensed
                                                                    from:  BASE0006 = $185,000

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                      Schedule A

                II. DMS-500 STANDARD FEATURES / OPTIONAL FEATURES
                       (DMS-500 INITIAL SYSTEM SOFTWARE)



         ACD ACD Base                      ACD00001                 The fee is $500 per ACD line plus $5,000 per
                                                                    ACD user group.
         ACD MIS                           ACD00005                 The fee is $250 per ACD line.
         ACD Miscellaneous                 ACD00006                 $52,000
         ACD Compucall                     ACD00002                 The fee is $7,500 per switched virtual circuit.
         ACD Compucall-Func                ACD00007                 The fee is $42,000 per switched virtual circuit.
         ACD Ctrx Coord V&Dta              ACD00008                 The fee is $5,000 per 100 Centrex lines.
         ACD Networking                    ACD00004                 The fee is $25,000 for the first 100 Network
                                                                    ACD lines plus $500.00 per Network ACD line over the
                                                                    first 100.
         ACD Network ACD on PRI            ACD00010                 The fee is $400.00 per ACD line.
         ACD Network ACD on SS7            ACD00009                 The fee is $400.00 per ACD line.
         AIN Essentials                    AIN00002                 $700,000
         AIN  Default Routing              AIN00010                 $65,000
         AIN Call Management               AIN00006                 $200,000
         AIN Call Model Cntrl              AIN00007                 $190,000
         AIN Primer                        AIN00001                 The fee is $80,000 Net (not subject to any
                                                                    discounts) to be paid annually.
         AIN SSP Svcs Enhcemnts            AIN00011                 $40,000
         BAS ABBT LM-Cut Re-wrt            BAS00049                 $8,000
         BAS Enh Permanent Signal          BAS00041                 $40,000
         BAS MAP TELNET Access             BAS00021                 No Charge
         BAS SDM Table Access              BAS00022                 No Charge
         BAS RSC-S                         BAS00009                 The fee is $120,000 per module incremental.
         BAS Remotes Generic               BAS00012                 $700.00 per LCM/LCME in the Remote office +
                                                                    $5,500/Remote
         DTP Datapath                      DTP00001                 $17,500
         DTP DataCall Tester               DTP00003                 No Charge
         ENS E911                          ENS00005                 $15,000
         ENS ACD PSAP                      ENS00002                 The fee is $47,000 plus $2,000 per E911 position.
                                                                    The fee is $32,000 plus $2,000 per E911 position if
                                                                    ENS00001 has been previously licensed.
         ENS LDT PSAP                      ENS00001                 $125,000
         ENS Large SRDB                    ENS00004                 If more than 1 million records are required the
                                                                    fee is $195,000*.  If less than 1 million records
                                                                    are required the fee is $145,000*.
         EQA Local                         EQA00001                 $4,800 per LGC/LGCI, $4,800 per LTC/LTCI, and $1,600
                                                                    per LME.  The total fee shall not exceed $72,000 per
                                                                    office.
         EQA Toll                          EQA00002                 $1,200 per DCM and  $300.00 per TM.  The total shall
                                                                    not exceed $190,000 per office.
         EQA Celular Interconnect          EQA00004                 $25,000
         EQA Enh WATS O.[POTS              EQA00010                 $20,000
         EQA Equal Access OSS              EQA00011                 $8,000
         EQA POTS IraLATA PICeaeo          EQA00008                 $20,000
         EQA Intermediate Tandem           EQA00005                 $20,000
         ISUP Cellular                     ISUP0001                 $150,000
         LEA LEAS Local                    LEA00002                 $22,500
         LEA LEAS Toll                     LEA00001                 $20,000 for each additional Group of 10,000
                                                                    Directory numbers over the first 50,000.

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                      Schedule A

                II. DMS-500 STANDARD FEATURES / OPTIONAL FEATURES
                       (DMS-500 INITIAL SYSTEM SOFTWARE)



         LEA SS7 I/W with LEAS             LEA00003                 $30,000
         LOC Carrier Parameter             LOC00002                 $20,000
         MDC - MDC Minimum                 MDC00001                 $1,750 per group of 100 MDC lines, not to exceed
                                                                    $404,000 per office.  The first 100 MDC lines are
                                                                    included in the base price.
         MDC - MDC MSAC                    MDC00002                 $21,733
         MDC Personal Call Screen          MDC00020                 $5,000
         MDC Teen Service                  MDC00035                 The fee is $5,000 per 100 MDC lines
         MDC MBG Min                       MDC00005                 $73,500
         MDC NETNAME Expand                MDC00025                 $2,000
         MDC MBS STD                       MDC00008                 $50,000
         MDC MDC PRO                       MDC00009                 $239,200
         MDC Enhanced WATS                 MDC00034                 $20,000
         MDC MDR VIA AMA                   MDC00018                 $20,000
         MDC PVN                           MDC00011                 $195,000
         MDC SMDR for PVN                  MDC00036                 $15,000
         MDC Tailored MDC 1                MDC00012                 $26,500
         MDC Tailored MDC 2                MDC00013                 $40,000
         MDC MBS Installer Tools           MDC00019                 $30,000
         MDC Tailored MDC 3                MDC00014                 $45,000
         MDC Tailored MDC 4                MDC00015                 $30,000
         MDC Tailored NARS                 MDC00016                 $50,000
         NI0 DPN Support                   NI000003                 $10,000
         NI0 DWS                           NI000004                 The fee is $50,000 plus $11,500 per DWS Access
                                                                    link.
         NI0 DWS Carrier Acc               NI000028                 $200,000 If RES00026 has been
                                                                    previously/concurrently licensed the fee is $10 K
                                                                    for the first 5 K EQUIPPED lines & $10 K for each
                                                                    add'l 5K EQUIPPED lines over the first 5 K EQUIPPED
                                                                    lines.   RES 26 MD'D IN NA04..
         NI0 DWS Flexible Acc              NI000027                 $71,500 *If ESN00003 has been previously purchased
                                                                    and more than 1 million records are required, the
                                                                    fee is $50,000.  If ESN00003 has been previously
                                                                    purchased and less than 1 million records are
                                                                    required, the fee is No Charge
         NI0 Intertol ISUP & SS7           NI000023                 $200,000  The fee for the functional group PROV0001
                                                                    is included in the fee for NI000023
         NI0 DataSPAN                      NI000002                 The fee is $20,000 per LPP cabinet.
         NI0 ISDN BASE                     NI000007                 The fee is $68,500 plus $500 per 100 ISDN Lines plus
                                                                    $250 for each 2B+D line and $100 for each 1B+D line
         NI0 ISDN PRI BASE                 NI000022                 $2,000 per PRI link.
         NI0 NI-1 BRI Enhancd Mtc          NI000009                 $68,000
         NI0 NI-1 BRI                      NI000008                 The fee is $251,000 per switch plus $7,200 per each
                                                                    increment of 480 lines.
         NI0 NI-1 PRI Ntwrkng              NI000013                 The fee is $28,000 plus $3,750 per PRI link.
         NI0 NI-1 PRI                      NI000011                 The fee is $66,500 plus $4,800 per PRI link.
         NI0 NI-1 Packet                   NI000010                 The license fee is 75K which includes the RTU the
                                                                    software on:  the first 2 NTFX10AA's

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                      Schedule A

                II. DMS-500 STANDARD FEATURES / OPTIONAL FEATURES
                       (DMS-500 INITIAL SYSTEM SOFTWARE)



                                                                    (which may be x.25 and/or x.75 protocols), the first
                                                                    100 'D' terminals, and the first 10 'B' terminals.
                                                                    There is an additional 35K license fee to use the
                                                                    software on
         NI0 NI-1 Tandem                   NI000014                 $60,000
         NI0 NI-1 PRI IW 4E/5ESS           NI000012                 $50,000
         RES Disp Funct & Prvcy            RES00003                 $1,500 for each additional 100 featured lines over
                                                                    the first 100 featured lines.  This capability is
                                                                    sold in blocks of 100 featured lines.
         RES Non-Display Services          RES00005                 $1,500 for each additional 100 featured lines over
                                                                    the first 100 featured lines.  This feature is sold
                                                                    in increments of 100 featured lines.
         RES Call N.D. SW/TCAP             RES00023                 $3,000 for each additional 100 featured lines over
                                                                    the first 100.  This capability is sold in
                                                                    increments of 100 featured lines.
         RES Selective Call Fwd            RES00032                 $1,500 for each additional 100 featured lines lines
                                                                    over the first 100 featured lines.  This capability
                                                                    is sold in increments of 100 featured lines.
         RES Selective Call Rej            RES00033                 $1,500 for each additional 100 featured lines over
                                                                    the first 100 featured lines.  This capability is
                                                                    sold in increments of 100 featured lines.
         RES Dist Ring Call Wtg            RES00034                 $1,500 for each additional 100 featured lines over
                                                                    the first 100 featured lines.  This capability is
                                                                    sold in increments of 100 featured lines.
         RES Select Call Accept            RES00035                 $3,000 for each additional 100 SCA lines over the
                                                                    first 100.
         RES Access Management             RES00001                 $8,000
         RES Telemetry Applic              RES00010                 The fee is $30,000 plus $5,000 per utility telemetry
                                                                    trunk.
         RES Univ Acc to 3WC               RES00012                 $75,000
         RES Univ Acc to CLASS             RES00011                 The fee is $169,500 for the first 5000 equipped
                                                                    lines plus $90,000 for each additional 5000
                                                                    equipped lines over the first 5000.
         RES Advncd Cstm Calling           RES00002                 The fee is $15,000 for the first 100 Advanced Custom
                                                                    Calling featured lines plus $2,500 for each
                                                                    additional 100 featured lines.   This capability is
                                                                    sold in increments of 100 featured lines.
         RES & MDC Warm Line               RES00018                 $5,000
         RES Call FWD Remote Act           RES00019                 $27,000
         RES Call Screening                RES00047                 $45,000
         RES Call Wake Up Svc              RES00014                 The fee is $15,000 per switch.
         RES Expansion Svcs                RES00016                 The fee is $20,000 for the first 100 Single Line
                                                                    Variety pack featured lines plus $1,500 for each
                                                                    additional 100 featured lines over the

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                      Schedule A

                II. DMS-500 STANDARD FEATURES / OPTIONAL FEATURES
                       (DMS-500 INITIAL SYSTEM SOFTWARE)



                                                                    first 100 featured lines.   This capability is sold
                                                                    in increments of 100 featured lines.
         RES Ext Bridged Svcs              RES00013                 $7,500
         RES Sbscr Prgmbl Rng Ctl          RES00037                 $13,000
         RES Sub Act Code Blking           RES00015                 $20,000
         RES Teen Service                  RES00017                 The fee is $11,500 for the first 100 Teen lines plus
                                                                    $1,500 for each additional 100 Teen lines over the
                                                                    first 100.
         RES Toll Alert                    RES00038                 $275,000
         RES Call Waiting Display          RES00025                 $15,000 for each additional 5000 EQUIPPED lines over
                                                                    the first 5000.   This capability is sold in
                                                                    increments of 5,000 equipped lines.
         RES Call Wtg Delux [TR]           RES00040                 Fee is $20 K for the first 5 K EQUIPPED lines & $20
                                                                    K for each add'l 5 K EQUIPPED lines over the first
                                                                    5 K .  This capability is sold in increments of 5K
                                                                    equipped lines.
         RES VSLE & Call Logging           RES00024                 $50,000
         RES I/F Functionality             RES00004                 The fee is $35,000.  If NTX732 has been
                                                                    previously purchased, the fee is $5,000.
         RES Bulk Call Line ID             RES00028                 The fee is $20,000 for the first 50 data links plus
                                                                    $10,000 for each additional 25 links over the first
                                                                    50.
         RES Rem Call Fwd Enh              RES00020                 $12,500
         RES SMDI CLID Suppr               RES00039                 $12,000  The fee is No CHARGE if NTXN07AA has been
                                                                    previously licensed.  The fee is per switch.
         RES Auto Recall                   RES00029                 $5,000
         RES Auto-Recall Blocking          RES00036                 The fee is $1.00 (Net Price - not subject to any
                                                                    discount) per wired line.
         RES Cust Tracing Enh              RES00031                 $3,500
         RES Signlng Routng OAM            RES00007                 $20,000
         SAID Essentials                   SAID0001                 $100,000
         SAID ESP Phase 2                  SAID0005                 $15,000
         SAID ESP                          SAID0003                 $60,000
         SAID Plus                         SAID0002                 $30,000
         SAID Universal                    SAID0004                 $60,000
         WLC 40mA current limit            WLC00004                 $5,000
         WLC Enhanced                      WLC00001                 $25,000
         WLC Line Admin                    WLC00002                 $20,000
         AIN ACB/AR Premium                AIN00018                 $5,000
         BAS RSC-S Sync                    BAS00015                 $30,000
         BAS SCM/SMS/SMU                   BAS00016                 $11,000
         BAS SCM-SLC96 Spec Svcs           BAS00027                 $12,000
         CDD Trnk Grp Mem Usage            CDD00004                 $22,500
         LOC Intl 15-Dgt Dial              LOC00004                 $75,000
         NTS Extended Capability           NTS00012                 $15,000
         SMA TR303 I/F                     SMA00001                 The fee is $50,000 per SMA or ESMA/SMA2 module.
         TEL C7 Chan-lized Access          TEL00002                 $30,000
         TEL C7 Link Flt. Locator          TEL00007                 $90,000

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                      Schedule A

                II. DMS-500 STANDARD FEATURES / OPTIONAL FEATURES
                       (DMS-500 INITIAL SYSTEM SOFTWARE)



         TEL C7 Link Prot. Tester          TEL00006                 $36,000
         TEL C7 Network Integrity          TEL00009                 The fee is No Charge for a STP office because the
                                                                    fee is included in the STPE0200 OR the fee is
                                                                    $76,000 for LOCAL, TOLL, LOCAL/TOLL, TOLL/TOPS, or
                                                                    LOCAL/TOLL/TOPS offices.
         TEL C7 Routset Increment          TEL00004                 The fee is $200,000 for the first 511 route sets
                                                                    plus $25,000 per each add'l group of 256 route sets.
         TEL Gateway Screening             TEL00003                 $120,000  The fee is no charge if NTX840AA or
                                                                    NTXJ40AA has been previously licensed.
         CAIN CUSTDP Trigger               CAIN0500                 $100,000
         CAIN Extension Parms              CAIN0200                 $50,000
         CAIN SCP Simulator                CAIN0300                 $30,000
         CAIN SPECDIG Trigger              CAIN0501                 $100,000
         CAIN Test Query Tool              CAIN0400                 $30,000
         CRDS Card Services                CRDS0001                 $120,000
         CRDS MVP Card Services            CRDS0003                 $50,000
         CRDS TCAP Card Services           CRDS0002                 $25,000
         N00R N00 Routing                  N00R0001                 $100,000
         N00R N00/NXX TCAP                 N00R0002                 $125,000
         NPRI PRI Netwk Interface          NPRI0001                 $25,000 NTXS81AA functionality now ordered under
                                                                    NTS00013
         NSER Network Services             NSER0001                 $100,000
         NSER TCAP Auth & A.V.             NSER0002                 $20,000
         PRLT ISDN PRI RLT                 PRLT0001                 $175,000
         UDWS UCS Dialable Wbnd            UDWS0001                 $175,000
         UTRS UCS Trans & Rout             UTRS0001                 $90,000
         BSVR Billing Server Optn          BSVR0001                 This is a custom developed package developed for a
                                                                    single customer.  It is not available to other
                                                                    customers. Available for 2 DMS200 sites in PA only
                                                                    in LEC & LET loads.  It is x-coupled in all other
                                                                    PCLs.
         DCR DCR                           DCR00001                 $200,000
         DCR Dual X25 link                 DCR00003                 The fee is $20,000 per Network processor and $3,000
                                                                    per switch.
         DCR Mult. Net. Access             DCR00002                 $56,000
         UCSB UCS Base                     UCSB0001                 $286,700

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                      Schedule A

                             III. DMS-500 Extensions
                              (DMS-500 Extensions)


***

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                      Schedule A

                             III. DMS-500 Extensions
                              (DMS-500 Extensions)


***

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                      Schedule A

                             III. DMS-500 Extensions
                              (DMS-500 Extensions)



***

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                      Schedule A

                             III. DMS-500 Extensions
                              (DMS-500 Extensions)


***

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                      Schedule A

                             III. DMS-500 Extensions
                              (DMS-500 Extensions)


***

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                      Schedule A

                                IV. RSC-S SYSTEM


     NORTEL SHALL ENGINEER EACH INITIAL SYSTEM ORDERED HEREUNDER IN ACCORDANCE WITH NORTEL'S STANDARD ENGINEERING PRACTICES AND PROCEDURES, AND THEREAFTER NORTEL SHALL PROVIDE BUYER WITH A DETAILED LIST OF THE COMPONENTS OF SUCH INITIAL SYSTEM.

     1.0    INITIAL RSC-S (OPTIONAL)

            1.1 THE FOLLOWING REPRESENTS THE SONET REMOTE SWITCHING CENTER EQUIPMENT THAT WILL BE DELIVERED WITH THE INITIAL SYSTEM;

                 - (1) Remote Cluster Controller (RCC2) Shelf
                 - (1) Remote Maintenance Module (RMM) Shelf for Testing,
                   Diagnostics, and Alarms
                 - (1) Line Concentrating Module Enhanced (LCME), 480 Wired /
                   480 Equipped POTS Lines
                 - (1) Host LTCI, 384 Wired / 384 Equipped Ports
                 - Common equipment including XPM+
                 - CMR and UTRs
                 - Sixteen (16) DS-1 C-Side Interfaces
                 - Any required Service/Test Circuits
                 - Any required ENET, MS or processor memory expansions
                   relating to this LTCI
                 - Power Distribution equipment to support the above
                   configuration.
                 - Nortel's standard compliment of one spare per unique circuit pack for the DMS-500 Initial System.

            1.2  INITIAL RSC-S SYSTEM:

                 The price for the Initial RSC-S equipped and wired as described in Section 2.1 above, including host LTCI and the fee for the license of the Software is Two Hundred Thirty-Seven Thousand Dollars ($237,000).


2.0        RSC-S  EXTENSION PRICING

            2.1  RSC-S LINES

                 The price for an RSC-S Line Extension includes the following. The LCM provides line side interface to the RSC-S. Each RSC-S Line Extension may be purchased in increments as defined below:

                       a)  LCM Equipment or then current common control.

                       b)  Any required processor memory Extension.

                       c) Any required RSC-S service/test circuits to support the RSC-S Extension.

                       d) Power Distribution Center (PDC) equipment as required to support the RSC-S Extension.

                       e)  Spare circuit.

                                                        MGC Communications, Inc.
                                                      Carrier Product Attachment
                                                                      Schedule A
                                IV. RSC-S SYSTEM





            2.2  RSC-S LINE PRICING

                 RSC-S lines may be purchased at the below listed prices:

                 LINE TYPE                               INITIAL PRICE/LINE           EXTENSION PRICE/LINE
                 ---------                               ------------------           --------------------
                 Wired Lines - Non ISDN Frame                   $60                            $90
                 Wired Lines - ISDN Frame                       $80                            $120
                 Equipped POTS                                  $26                            $39
                 Equipped MBS                                   $59                            $89
                 Equipped ISDN BRI Line                         $70                            $105

                Non ISDN wired frames will be purchased in one thousand two hundred eighty (1,280) wired line increments. ISDN wired frames will be purchased in nine hundred sixty (960) wired line increments. POTS and MBS equipped lines will be purchased in one hundred (100) line increments. ISDN BRI equipped lines will be purchased in fifty (50) line increments.

                                                        MGC COMMUNICATIONS, INC.
                                                      CARRIER PRODUCT ATTACHMENT
                                                                      SCHEDULE B


                                   SCHEDULE B

                              SERVICES AND CHARGES


ENGINEERING

1. Nortel shall engineer each System furnished hereunder in accordance with Nortel's engineering practices applicable to such Initial System at the time such engineering is performed.

2. Nortel's charges for engineering each Initial System are included in the prices and fees for the Initial System set forth in Schedule A.

3. The provision of any other engineering by Nortel and the charges associated therewith shall be as subsequently agreed in writing by Nortel and Buyer.

INSTALLATION

1. Nortel shall install each Initial System furnished hereunder at the applicable Installation Site in accordance with Nortel's installation practices applicable to such Initial System at the time such installation is performed.

2. Nortel's charges for performance of such installation are included in the prices and fees for the Initial System set forth in Schedule A.

3. The provision of any other installation by Nortel and the charges associated therewith shall be as subsequently agreed in writing by Nortel and Buyer.

TRAINING

1. With each Initial System furnished hereunder, Nortel shall provide to Buyer at no additional charge one hundred (100) days of training at Nortel's Training Center currently located in Raleigh, North Carolina. Such training shall be in any of the courses scheduled to be provided at that Training Center as set forth in NTI's applicable Technical Training Course catalog with respect to the Products described in Schedule A to this Product Attachment.

2. Buyer shall be responsible for the payment of all travel and living expenses of its employees whom Buyer sends to receive such training.

3. Additional Training in such courses shall be provided by Nortel to Buyer subject to availability and scheduling of such courses. NTI may change the schedule of such courses at any time. Such additional training shall be provided at NTI's then-current charges.

                                                        MGC COMMUNICATIONS, INC.
                                                      CARRIER PRODUCT ATTACHMENT
                                                                      SCHEDULE B


4. All training provided by NTI shall consist of such materials and cover such subject as NTI in its sole discretion determines to be appropriate. Nortel makes no representation concerning the ability of anyone to satisfactorily complete any training.

5. Nortel may add to, or delete from, the subject matter and or medium of any of the training courses which NTI provides. In addition, NTI may reschedule such courses as NTI determines to be appropriate.

6. The availability of any training to Buyer as set forth above shall be subject to any prerequisites identified by NTI in its training catalog or other documentation with respect to such training.

ADDITIONAL SERVICES

1. All other services to be furnished hereunder shall be subject to written agreement of the parties which shall set forth the terms and conditions applicable to the provision of such services and a description of such services and the charges for such services.

                                                        MGC COMMUNICATIONS, INC.
                                                      CARRIER PRODUCT ATTACHMENT
                                                                      SCHEDULE C


                                   SCHEDULE C

                                    DELIVERY

                            INTENTIONALLY LEFT BLANK

                                                        MGC COMMUNICATIONS, INC.
                                                      CARRIER PRODUCT ATTACHMENT
                                                                      SCHEDULE D


                                   SCHEDULE D

                                 DOCUMENTATION

Certain documentation with respect to the Products may be made available to Buyer on CD-ROM pursuant to the terms and conditions set forth below.

In addition, Nortel may furnish to Buyer such other documentation with respect to the Products as Nortel deems appropriate.

HELMSMAN TERMS AND CONDITIONS

1.       DEFINITIONS

"CD-ROM" shall mean a compact disk with read-only memory.

"CD-ROM Software" shall mean the computer programs which provide basic logic, operating instructions or user-related application instructions with respect to the retrieval of CD-ROM Documentation, along with the documentation used to describe, maintain and use such computer programs.

"CD-ROM Documentation" shall mean the documentation that Nortel makes available to its customers on CD-ROM with respect to DMS-250, DMS-300, and/or DMS-STP Systems.

2.       SCOPE

With the delivery of each Initial System ordered by Buyer, Nortel shall deliver a CD-ROM on which the appropriate CD-ROM Documentation is contained and a user manual which shall set forth the procedures by which Buyer may use the CD-ROM Software to access to the CD-ROM Documentation.

Buyer shall be solely responsible for obtaining, at its cost and expense, any computer or other equipment and software required to use the CD-ROM, CD-ROM Software and/or CD-ROM Documentation.

Buyer may order additional CD-ROMs from Nortel at Nortel's then current fees therefor, and any such additional CD-ROMs shall be subject to these terms and conditions.

3.       LICENSE

Upon delivery of the CD-ROM, Nortel shall grant to Buyer a non-exclusive, non-transferable and non-assignable license, subject to these terms and conditions:

                                                        MGC COMMUNICATIONS, INC.
                                                      CARRIER PRODUCT ATTACHMENT
                                                                      SCHEDULE D


(a)      to use CD-ROM Software solely to access to the CD-ROM Documentation;
         and

(b) to use the CD-ROM Documentation solely to operate and maintain the Initial System with which it was delivered.

Buyer acknowledges that, as between Nortel and Buyer, Nortel retains title to and all other rights and interest in the CD-ROM Software and CD-ROM Documentation. Buyer shall not modify, translate or copy the CD-ROM Software or CD-ROM Documentation without Nortel's prior written consent. Buyer shall hold secret and not disclose to any person, except Buyer's employees with a need to know, any of the CD-ROM Software or CD-ROM Documentation.

Buyer shall not sell, license, reproduce or otherwise convey or directly or indirectly allow access to the CD-ROM Software or CD-ROM Documentation to any other person, firm, corporation or other entity.

Except to the extent expressly set forth in this Schedule D, Nortel shall have no obligations of any nature whatsoever with respect to the CD-ROM Software or the CD-ROM Documentation.

4.       DISCLAIMER OF WARRANTY AND LIABILITY

NORTEL MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY NATURE WHATSOEVER WITH RESPECT TO THE CD-ROM, CD-ROM SOFTWARE, CD-ROM DOCUMENTATION OR ANY INFORMATION CONTAINED ON ANY OF THE FOREGOING OR ANY RESULTS OR CONCLUSIONS REACHED BY BUYER AS A RESULT OF ACCESS TO OR USE THEREOF, OR WITH RESPECT TO ANY OTHER MATTER OR SERVICE PROVIDED BY NORTEL, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR AGAINST INFRINGEMENT. NORTEL SHALL NOT BE LIABLE FOR ANY DIRECT, SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY NATURE WHATSOEVER INCLUDING ANY SUCH DAMAGES WHICH MAY ARISE OUT OF THE USE OF OR INABILITY TO USE OR ACCESS THE CD-ROM, THE CD-ROM SOFTWARE, THE CD-ROM DOCUMENTATION, AND FURTHER INCLUDING LOSS OF USE, REVENUE, PROFITS OR ANTICIPATED SAVINGS REGARDLESS OF HOW SUCH DAMAGES MAY HAVE BEEN CAUSED.

5.       GENERAL

Nothing contained in this Schedule D shall limit, in any manner, Nortel's right to change the CD-ROM Software or CD-ROM Documentation or the design or characteristics of Nortel's Products at any time without notice and without liability.

                                                       MGC Communications, Inc.
                                                     Carrier Product Attachment
                                                                     Schedule E



                                  SCHEDULE E

                           I. REVOLVING CREDIT NOTE

                             REVOLVING CREDIT NOTE

$4,000,000.00                  New York, New York                 May 21, 1997


         FOR VALUE RECEIVED, the undersigned, MGC COMMUNICATIONS, INC., a Nevada corporation ("Maker"), promises to pay to the order of NORTHERN TELECOM INC., a Delaware corporation ("Payee"), the principal sum of FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00), or so much thereof as may be advanced or deemed advanced and outstanding hereunder from time to time, together with interest as provided below. All payments on this Revolving Credit Note (the "Note") shall be due and payable in lawful money of the United States of America, without setoff, counterclaim or deduction, at the office of Payee at 2221 Lakeside Boulevard, Richardson, Texas 75082-4399, or such other place as Payee shall request.

         Reference is hereby made to that certain Network Products Purchase Agreement No. MGC9701N dated as of May 21, 1997, between Maker and Payee (as modified by that certain Product Attachment - Carrier Networks Products dated as of May 21, 1997, between Maker and Payee [the "Attachment"], the
"Purchase Agreement"). All initially-capitalized terms used herein shall have the meanings given such terms in the Purchase Agreement unless otherwise defined herein. This Note is the "Revolving Note" referred to in the Purchase Agreement.

         1. ADVANCES. On each Turnover Date for the first ten Initial Systems (as such terms are defined in the Attachment), an amount equal to the Maximum Amount or the Reduced Maximum Amount, as applicable, for each such Initial System, will be advanced hereunder by the Payee for the benefit of the Maker. The sum of all such advances at any time outstanding shall not exceed the lesser of $4,000,000.00 or the sum of the Maximum Amount or Reduced Maximum Amount, as applicable, for each of the first ten Initial Systems for which the Turnover Date has occurred (such lesser amount, as reduced in accordance with paragraph 2, being hereinafter referred to as the "Available Amount"). Advances may be made by Payee to Maker hereunder from time to time from the date hereof through but excluding May 21, 1999 (the "Advance Termination Date"). Payee shall in no event make any advances hereunder during the existence of any Event of Default (as hereinafter defined). If at any time the Available Amount exceeds the outstanding principal balance of this Note, the Maker may request advances hereunder to pay for software purchased under the Purchase Agreement for use in the first ten Initial Systems. All advances shall be made by credit against the obligations of the Maker under the Purchase Agreement. No cash advances shall be made to the Maker. Absent manifest error, the records of the Payee with respect to the times and amounts of the advances hereunder shall be conclusive.

         2. REDUCTIONS IN AVAILABILITY; MANDATORY PREPAYMENTS. On each date which is thirty months after the Turnover Date for any of the first ten Initial Systems, the Available Amount shall be reduced by an amount equal to the Maximum Amount (or Reduced Maximum Amount, as applicable) for such Initial System. If at any time the outstanding principal balance of this Note exceeds the Available Amount (as reduced pursuant to this paragraph 2) for any reason, the Maker shall immediately pay the amount of such excess to the Payee.

         3. INTEREST. The unpaid principal balance from time to time outstanding hereunder shall bear interest at a rate per annum which shall from day to day be equal to the lesser of (a) fourteen percent (14%) (calculated based on a 360-day year and the actual number of days elapsed) or (b) the Maximum Lawful Rate (as hereinafter defined). Following the occurrence and during the continuance of an Event of Default, the unpaid principal balance outstanding hereunder, and, to the extent permitted by applicable law, any accrued but unpaid interest, shall bear interest at a rate per annum which shall from time to time be equal to the lesser of (a) seventeen percent (17%) (calculated based on a 360-day year and the actual number of days elapsed) or
(b) the Maximum Lawful Rate.

         4. PAYMENTS. Beginning with the last day of the calendar quarter following the Turnover Date for the first Initial System and continuing on the last day of each succeeding calendar quarter thereafter through but excluding June 30, 2002 (the "Maturity Date"), the Maker shall make payments of principal and interest on this Note in an amount equal to ten percent (10%) of the Maker's total gross revenue from operations for the calendar quarter ending on such date. In the event that such payment amount is insufficient to pay all of the accrued but unpaid interest owing under this Note on any such payment date, the Maker may at its option pay the additional accrued but unpaid interest. Any accrued but unpaid interest which is not paid on any payment date shall be treated as an advance hereunder and added to the outstanding principal balance of this Note as of the date on which such payment was due. The entire unpaid principal balance of this Note, plus all accrued but unpaid interest thereon, shall be due and payable in full on the Maturity Date.

         5. SECURITY. Payment and performance of this Note is secured by the liens and security interests created by the Security Agreement of even date herewith executed by the Maker in favor of the Payee.

         6. VOLUNTARY PREPAYMENTS. The unpaid principal balance of this Note may be prepaid in whole or in part at any time without premium or penalty.

         7. EVENTS OF DEFAULT AND REMEDIES. Without notice or demand (which are hereby waived), the entire unpaid principal balance of, and all accrued but unpaid interest on, this Note shall immediately become due and payable at the option of the holder hereof upon the occurrence of any Event of Default. The occurrence of any one or more of the following shall constitute an Event of Default hereunder (each an "Event of Default"): (a) a failure by Maker to make any payment of principal or interest on this Note or any other payment required of Maker by the Loan Documents when due and such failure continues for a period of five (5) days after Payee has provided notice to Maker via facsimile; (b) Maker shall fail to observe or perform any obligation, requirement, covenant or restriction to be observed or performed by it under the Security Agreement or any other Loan Document (other than a payment described in subparagraph (a) above) and such failure continues for a period of five (5) days after Payee has provided notice to Maker via facsimile, or a default or event of default occurs under any other Loan Document which is not cured within any applicable grace period provided therein; (c) any representation or warranty made by Maker to Payee in any of the Loan Documents or in any financial statement, representation, warranty or certificate made or furnished to Payee in connection with the Security Agreement or any of the other Loan Documents, or the Purchase Agreement, or as an inducement for Payee to enter into the Security Agreement, the other Loan Documents or the Purchase Agreement, shall be false, misleading, incorrect or incomplete in any material respect; (d) the appointment of a receiver, trustee, conservator, or liquidator of Maker, any guarantor of any of the Obligations (a "Guarantor"), the Collateral or any part thereof, or any other property of Maker or of any Guarantor which is not dismissed within thirty (30) days after its filing; (e) a filing by Maker or any Guarantor of a voluntary petition seeking an entry of an order for relief as a debtor in a proceeding under the United States Bankruptcy Code or seeking reorganization or rearrangement or taking advantage of any bankruptcy, insolvency, liquidation, conservatorship, receivership, moratorium, rearrangement, reorganization or other similar law for the relief of debtors, or an answer by Maker or any Guarantor admitting the material allegations of a petition filed against Maker or a Guarantor, as the case may be, in any bankruptcy, reorganization, insolvency, conservatorship, or similar proceeding, or an admission by Maker or any Guarantor in writing of an inability to generally pay its, his or their debts as they become due; (f) the making by Maker or any Guarantor of a general assignment for the benefit of creditors; (g) failure of Maker to generally pay its debts as they mature or failure of any Guarantor to generally pay its debts when they mature; (h) the filing of a petition or entry of an order for relief by or against Maker or any Guarantor as debtor in a proceeding under the United States Bankruptcy Code by any court of competent jurisdiction, or approving a petition seeking reorganization of Maker or any Guarantor or an arrangement of their debts, or appointing a receiver, trustee, conservator, or liquidator of Maker or any Guarantor, the Collateral or any party thereof, or any other property of Maker or of any Guarantor not dismissed within thirty (30) days after filing; (i) the occurrence of a default by Maker or any Guarantor, or an event or condition which, with the giving of notice or passage of time, or both, would constitute a default by Maker or any Guarantor under any agreement between Maker or any Guarantor and Payee; (j) the liquidation, termination, or dissolution of Maker or any Guarantor; (k) if Maker or any Guarantor repudiates any of its obligations under the Note or contests the validity of the security interest granted in the Security Agreement or the enforceability of the rights and remedies provided in the Security Agreement; (l) Maker or any Guarantor shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or have suffered or permitted, while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings or distraint; (m) Maker or any Guarantor shall be in default of an obligation to pay any indebtedness greater than Fifty Thousand

Dollars ($50,000) due any third person and as a result of such failure to pay, the third person has accellerated their obligation to pay; (n) Maker or any Guarantor shall suffer final judgments not covered by insurance for payment of money aggregating in excess of Two Hundred Fifty Thousand Dollars ($250,000) and shall not discharge such judgment within thirty (30) days, unless such judgement is not subject to execution or the execution of such judgement is stayed pending appeal; or (o) the Loan Documents shall at any time after their execution and delivery and for any reason, due to any action or inaction of the Maker, cease to create valid and perfected first priority liens on or security interests in and to the property purported to be subject to such Loan Documents. Upon the occurrence of an Event of Default, the holder of this Note may (i) offset against this Note any sum or sums owed by the holder hereof to Maker or any Guarantor, (ii) proceed to protect and enforce its rights either by suit in equity and/or by action at law, or by other appropriate proceedings, whether for the specific performance of any covenant or agreement contained in this note, or in aid of the exercise of any power or right granted by this Note, or to enforce any other legal or equitable right of the holder of this Note, and/or (iii) pursue the remedies available to Payee under the Security Agreement, the other Loan Documents, at law and otherwise.

         8. ATTORNEY'S FEES AND COSTS. In the event of any litigation between Maker and Payee with respect to this note, the prevailing party shall be entitled to recover its reasonable attorneys fees and expenses.

         9. CUMULATIVE RIGHTS. No delay on the part of the holder of this Note in the exercise of any power or right under this Note, or under any other Loan Document shall operate as a waiver thereof, nor shall a single or partial exercise of any such power or right. Enforcement by the holder of this Note of any security for the payment hereof shall not constitute any election by it of remedies so as to preclude the exercise of any other remedy available to it.

         10. MAXIMUM INTEREST RATE. Regardless of any provision contained herein, or in any other Loan Document, Payee shall never be entitled to contract for, charge, receive, take, collect, reserve or apply, as interest on this Note, any amount in excess of the maximum rate of interest from time to time permitted under state or federal law applicable to the indebtedness evidenced hereby, after taking into account any amount, fee or charge which is characterized as interest under applicable law (the "Maximum Lawful Rate"), and in the event Payee ever contracts for, charges, receives, takes, collects, reserves or applies, as interest, any such excess, such amount which would be deemed excessive interest shall be deemed a partial prepayment of principal on this Note and treated hereunder as such; and, if this Note is paid in full, any remaining excess shall promptly be paid to Maker. In determining whether the interest paid or payable, under any specific contingency, exceeds the Maximum Lawful Rate, Maker and Payee shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate and spread, as appropriate to reflect variations in the Maximum Lawful Rate, the total amount of interest throughout the entire contemplated term of this Note, so that the interest rate does not exceed the Maximum Lawful Rate throughout the entire term of this Note; provided that, if the unpaid principal balance hereof is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Lawful Rate, Payee shall refund to Maker the amount of such excess and, in such event, Payee shall not be subject to any penalties provided by any laws for contracting for, charging, receiving, taking, collecting, reserving or applying interest in excess of the Maximum Lawful Rate. Upon the tender by Payee or any holder of this Note to Maker of any excess amount, Maker will be deemed to have accepted such excess in full satisfaction of any claim (including, without limitation, a claim of usury) arising out of such excess being contracted for, charged, received, taken, collected, reserved or applied.

         11. WAIVER. Maker, and each surety, endorser, guarantor, and other party ever liable for the payment of any sum of money payable on this Note, jointly and severally waive notice, demand, presentment, protest, notice of protest, notice of nonpayment, notice of dishonor, notice of intention to accelerate, notice of acceleration, and any and all lack of diligence or delay in collection or the filing of suit hereon which may occur, and agree that their liability on this Note shall not be affected by any renewal or extension in the time of payment hereof, by any indulgences, or by any release, impairment or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases, or changes (including partial payments), regardless of the number of such renewals, extensions, indulgences, releases or changes, without notice and for any period or periods of time, before or after maturity, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearance whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

         12. SUCCESSORS AND ASSIGNS. All of the covenants, stipulations, promises and agreements in this Note by or on behalf of Maker shall bind Maker's successors and assigns, whether so expressed or not; provided, however, that Maker may not, without the prior consent of Payee, assign any rights, powers, duties, or obligations under this Note. Any holder of this Note shall succeed to the rights of Payee hereunder.

         13. INVALID PROVISIONS. Any provision in this Note prohibited by law shall be ineffective only to the extent of such prohibition and shall not invalidate the remainder of this Note.

         14. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW.

         15. NOTICES. All notices or demand given hereunder shall be given as provided in the Security Agreement.

         16. HEADINGS. The headings of the sections of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof.

         17. PAYMENTS; BUSINESS DAY. Each payment or prepayment hereon must be paid at the office of Payee specified above in lawful money as therein specified and in funds which are or will be available for immediate use by Payee at such office on or before 2:00 p.m., Dallas, Texas, time on the day such payment or prepayment is due. If a payment of principal or interest hereon is due on a day which is not a Business Day (as defined in the Security Agreement), Maker shall be entitled to delay such payment until the next succeeding Business Day.

         18. FINAL AGREEMENT. THIS WRITTEN LOAN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENT OF MAKER AND PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF MAKER AND PAYEE. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN MAKER AND PAYEE.

         19. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE MAKER AND EACH SURETY, ENDORSER, GUARANTOR, AND OTHER PARTY EVER LIABLE FOR THE PAYMENT OF ANY SUM OF MONEY PAYABLE ON THIS NOTE, HEREBY IRREVOCABLY AND EXPRESSLY AND JOINTLY AND SEVERALLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS NOTE, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF THE PAYEE IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

         EXECUTED at Las Vegas, Nevada, as of the day and year first above written.

                                         MGC COMMUNICATIONS, INC.

                                         By:/s/ Nield J. Montgomery
                                            -----------------------------------
                                         Name:  Nield J. Montgomery
                                              ---------------------------------
                                         Title: President/CEO
                                               --------------------------------

                                                       [SEAL]

                                                       MGC Communications, Inc.
                                                     Carrier Product Attachment
                                                                     Schedule E



                                  SCHEDULE E

                            II. SECURITY AGREEMENT

                               SECURITY AGREEMENT
                               ------------------
                           (MGC Communications, Inc.)

         THIS SECURITY AGREEMENT (the "Agreement") dated as of May 21, 1997, is by and between MGC Communications, Inc., a Nevada corporation (the "Debtor"), whose address is 3165 Palms Centre Drive, Las Vegas, Nevada 89103, and whose Tax I.D. No. is ________________ and Northern Telecom Inc., a Delaware corporation (the "Secured Party"), whose address is 2221 Lakeside Boulevard, Richardson, Texas 75082-4399.

                                R E C I T A L S:

         WHEREAS, the Debtor and the Secured Party have entered into that certain Network Products Purchase Agreement No. MGC9701N dated as of May 21, 1997 (the "Purchase Agreement"), pursuant to which the Debtor intends to purchase from the Secured Party certain telecommunications equipment as more fully described in the Purchase Agreement; and

         WHEREAS, the Debtor has requested the Secured Party to finance a portion of the purchase price for the purchase by the Debtor of the first ten Initial Systems (as defined in the Product Attachment - Carrier Networks Products attached to the Purchase Agreement, hereinafter the "Product Attachment") purchased under the Purchase Agreement; and

         WHEREAS, the Secured Party has agreed to finance a portion of such purchases on the terms provided in that certain Revolving Credit Note dated May 21, 1997, in the maximum principal amount of Four Million Dollars ($4,000,000) made by the Debtor payable to the order of the Secured Party (the "Note"), the Purchase Agreement and this Agreement; and

         WHEREAS, the execution and delivery of this Agreement by the Debtor is a condition to the extension of credit to the Debtor by the Secured Party;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in order to induce the Secured Party to extend credit to the Debtor under the Note, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  Definitions

         Section 1.01. Definitions. As used in this Agreement, the following terms have the following meanings:

                  "Account" means any "account," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the
         Debtor: (a) all rights of the Debtor to payment for goods sold or leased or services rendered, whether or not earned by performance, (b) all accounts receivable of the Debtor, (c) all rights of the Debtor to receive any payment of money or other form of consideration, (d) all security pledged, assigned or granted to or held by the Debtor to secure any of the foregoing, (e) all guaranties of, or indemnification's with respect to, any of the foregoing, and (f) all rights of the Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation and resale.

                  "Agreement" has the meaning specified in the preamble to this Agreement.

                  "Business Day" means any day on which Secured Party is open for its general business at its offices in Richardson, Texas.

                  "Chattel Paper" means any "chattel paper," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor.

                  "Collateral" has the meaning specified in Section 2.01 of this Agreement.

                  "Debtor" has the meaning specified its the preamble to this agreement.

                  "Default Rate" means the lesser of (a) seventeen percent (17%) per annum or (b) the Maximum Lawful Rate (as defined in the Note).

                  "Document" means any "document," as such term is defined in Article or Chapter 9 of the UCC, sold to the Debtor now owned or hereafter acquired by the Debtor, including, without limitation, all documents of title and all receipts covering, evidencing or representing goods now owned or hereafter acquired by the Debtor.

                  "Equipment" means any "equipment," as such term is defined in Article or Chapter 9 of the UCC, sold to the Debtor by the Secured Party including, without limitation, the equipment shown on Schedule 1 attached hereto and incorporated herein by reference, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                  "General Intangibles" means any "general intangibles," as such term is defined in Article or Chapter 9 of t he UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all of the Debtor's service marks, trade names, trade secrets, registrations, goodwill, franchises, licenses, permits, proprietary information, customer lists, designs and inventions; (b) all of the Debtor's books, records, data, plans, manuals, computer software, computer tapes, computer disks, computer programs, source codes, object codes and all rights of the Debtor to retrieve data and other information from third parties;
         (c) all of the Debtor's contract rights, partnership interests, joint venture interests, securities, deposit accounts, investment accounts and certificates of deposit; (d) all rights of the Debtor to payment under letters of credit and similar agreements; (e) all tax refunds and tax refund claims of the Debtor; (f) all choices in action and causes of action of the Debtor (whether arising in contract, tort or otherwise and whether or not currently in litigation) and all judgments in favor of the Debtor; (g) all rights and claims of the Debtor under warranties and indemnities; and (h) all rights of the Debtor under any insurance, surety or similar contract or arrangement.

                  "Instrument" means any "instrument," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include all promissory notes, drafts, bills of exchange and trade acceptances of the Debtor, whether now owned or hereafter acquired.

                  "Loan Documents" means this Agreement, the Note, and each other certificate, document, instrument or agreement executed or delivered the connection with any of the forgoing, as the same may be amended restated, supplemented or otherwise modified from time to time.

                  "Lien" means any claim, mortgage, deed of trust, pledge, security interest, encumbrance, lien, or charge of any kind (including, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease, consignment or bailment in the nature thereof).

                  "Note" has the meaning specified in the Recitals to this Agreement.

                  "Obligations" means the obligations, indebtedness and liabilities of Debtor under the Note, the Purchase Agreement, this Agreement and the other Loan Documents.

                  "Person" means an individual, partnership, join venture, corporation, joint stock company, bank, trust, unincorporated organization or a government or any department or agency thereof.

                  "Proceeds" means any "proceeds," as such term is defined in Article or Chapter 9 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting, or purporting to act, for or on behalf of any governmental authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Purchase Agreement" has the meaning specified in the Recitals to this Agreement.

                  "Secured Party" has the meaning specified the preamble to this Agreement.

                  "Software" means any and all software sold or licensed by the Secured Party to the Debtor, including without limitation all source code and object code, and all manuals and other documentation relating thereto and each copy thereof regardless of the media in which they are stored.

                  "UCC" means the Uniform Commercial Code as in effect in the State of New York; provided, that if, by applicable law, the perfection or effect of perfection or non-perfection of the security interest created hereunder in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection.

         Section 1.02. Other Definitional Provisions. References to "Sections," "subsections," "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. References to particular sections of the UCC should be read to refer also to parallel sections of the Uniform Commercial Code as enacted in each state or other jurisdiction where any portion of the Collateral is or may be located.

                                   ARTICLE II

                               Security Interest

         Section 2.01. Collateral for Security Interest. As collateral security for the prompt payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration or otherwise), the Debtor hereby pledges and assigns (as collateral) to the Secured Party, and grants to the Secured Party a continuing lien on and security interest in, all of the Debtor's right, title and interest in and to the following, with respect to the first ten (10) DMS-500 Initial Systems (the "Ten Initial Systems") purchased pursuant to the

Purchase Agreement, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):

         (a)      all Equipment;

         (b)      all Software;

         (c) the proceeds, in cash or otherwise, of any of the property described in the foregoing clauses (a) through (b) and all liens, security, rights, remedies and claims of the Debtor with respect thereto;

         (d)      all Proceeds and products of any or all of the foregoing.

         Section 2.02. Debtor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) the Debtor shall remain liable under the contracts, agreements, documents and instruments included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights or remedies hereunder shall not release the Debtor from any of its duties or obligations under the contracts, agreements, documents and instruments included in the Collateral, and (c) the Secured Party shall not have any indebtedness, liability or obligation under any of the contracts, agreements, documents and instruments included in the Collateral by reason of this Agreement, and the Secured Party shall not be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         Section 2.03. Subordination of Security Interest.Upon the Debtor's complete payment of the total purchase price, less Four Hundred Thousand ($400,000.00) Dollars (the "Initial Payment") for any one or more of the Ten Initial Systems, the Secured Party shall subordinate its security interest in such of the Ten Initial Systems as to which such payments have been received in favor of a third party lender; provided however, that such subordination shall be limited such that the security interest in favor of a third party lender to which the Secured Party's security interest is subordinate cannot secure the indebtedness in excess of the amount of the Initial Payment with respect to that Initial System or eighty percent (80%) of the fair market value of the Initial System, which ever is greater.

                                  ARTICLE III

                         Representations and Warranties

         To induce the Secured Party to enter into this Agreement and to make credit available under the Notes, the Debtor represents and warrants to the Secured Party that:

         Section 3.01. Title. The Debtor is, and with respect to Collateral acquired after the date hereof the Debtor will be, the legal and beneficial owner of the Collateral free and clear of any Lien or other encumbrance, except for Liens in favor of the Secured Party.

         Section 3.02. Financing Statements. No financing statement, security agreement or other Lien instrument covering all or any part of the Collateral is on file in any public office, except as may have been filed in favor of the Secured Party pursuant to this Agreement and except for other financing statements evidencing Liens in favor of the Secured Party. Except as otherwise disclosed on Schedule 2 hereto, the Debtor does not do business and has not done business within the past five (5) years under a trade name or any name other than its legal name set forth at the beginning of this Agreement.

         Section 3.03. Principal Place of Business. The principal place of business and chief executive office of the Debtor, and the office where the Debtor keeps its books and records, is located at the address of the Debtor shown at the beginning of this Agreement.

         Section 3.04. Location of Collateral. All Equipment of the Debtor is located at the places specified on Schedule 3 hereto. If any such location is leased by the Debtor, the name and address of the landlord leasing such location is identified on Schedule 3 hereto. The Debtor has exclusive possession and control of its Equipment. None of the Equipment of the Debtor is evidenced by a Document (including, without limitation, a negotiable document of title).

         Section 3.05. Perfection. Upon the filing of Uniform Commercial Code financing statements in the jurisdictions listed on Schedule 4 attached hereto, the security interest in favor of the Secured Party created herein will constitute a valid and perfected Lien upon and security interest in the Collateral subject to no equal or prior Liens.

                                   ARTICLE IV

                                   Covenants

         The Debtor covenants and agrees with the Secured Party that until the Obligations are paid and performed in full:

         Section 4.01. Encumbrances. The Debtor shall not create, permit or suffer to exist, and shall defend the Collateral against, any Lien or other encumbrance on the Collateral (other than the Lien created by this Agreement), and shall defend the Debtor's title to and other rights in the Collateral and the Secured Party's pledge and collateral assignment of and security interest in the Collateral against the claims and demands of all Persons. The Debtor shall do nothing to impair the rights of the Secured Party in the Collateral.

         Section 4.02. Disposition of Collateral. The Debtor shall not sell, lease, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, the Collateral or any part thereof without the prior written consent of the Secured Party, which will not be unreasonably withheld.

         Section 4.03. Further Assurances. At any time and from time to time, upon the request of the Secured Party, and at the sole expense of the Debtor, the Debtor shall promptly execute and deliver all such further agreements, documents and instruments and take such further action as the Secured Party may deem necessary or appropriate to preserve and perfect its security interest in and pledge and collateral assignment of the Collateral and carry out the provisions and purposes of this Agreement or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, the Debtor shall (a) execute and deliver to the Secured Party such financing statements as the Secured Party may from time to time require; (b) deliver and pledge to the Secured Party all Documents (including, without limitation, documents of title) evidencing Equipment and cause the Secured Party to be named as lienholder on all such Documents of title; and (c) execute and deliver to the Secured Party such other agreements, documents and instruments as the Secured Party may require to perfect and maintain the validity, effectiveness and priority of the Liens intended to be created by the Loan Documents. The Debtor authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Debtor where permitted by law. A carbon, photographic or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

         Section 4.04. Insurance. The Debtor shall maintain insurance covering the Collateral in an amount equal to the full replacement cost thereof naming the Secured Party as loss payee and additional insured. Recoveries under any such policy of insurance shall be paid to the Secured Party as its interest may appear.

         Section 4.05. Bailees. If any of the Collateral is at any time in the possession or control of any warehouseman, bailee or any of the Debtor's agents or processors, the Debtor shall notify such warehouseman, bailee, agent or processor of the security interest created hereunder and shall instruct such Person to hold such Collateral for the Secured Party's account subject to the Secured Party's instructions.

         Section 4.06. Inspection Rights. The Debtor shall permit the Secured Party and its representatives to examine, inspect and audit the Collateral and to examine, inspect and audit the Debtor's books and records relating to the Collateral.

         Section 4.07. Mortgagee and Landlord Waivers. The Debtor shall cause each mortgagee of real property owned by the Debtor and each landlord of real property leased by the Debtor to execute and deliver instruments satisfactory in form and substance to the Secured Party by which such mortgagee or landlord waives its rights, if any, in the Collateral.

         Section 4.08. Corporate Changes. The Debtor shall not change its name, identity or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless the Debtor shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Secured Party to protect its Liens and the perfection and priority thereof. The Debtor shall not change its principal place of business, chief executive office or the place where it keeps its books and records unless it shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Secured Party to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

         Section 4.09. Books and Records; Information. The Debtor shall keep accurate and complete books and records of the Collateral and the Debtor's business and financial condition in accordance with generally accepted accounting principles consistently applied. The Debtor shall from time to time at the request of the Secured Party deliver to the Secured Party such information regarding the Collateral and the Debtor as the Secured Party may reasonably request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. To the extent required by Section 4.03 of this Agreement, the Debtor shall mark its books and records to reflect the security interest of the Secured Party under this Agreement.

         Section 4.10.  Equipment

         (a) The Debtor shall keep the Equipment only at any of the locations specified on Schedule 2 hereto or, upon thirty (30) days prior written notice to the Secured Party, at such other places within the United States of America where all action required to perfect the Secured Party's security interest in the Equipment with the priority required by this Agreement shall have been taken.

         (b) The Debtor shall maintain the Equipment (ordinary wear and tear excepted) in accordance with any manufacturer's manual. The Debtor shall not permit any waste or destruction of the Equipment or any part thereof. The Debtor shall not permit the Equipment to be used in violation of any law, rule or regulation or the terms of any policy of insurance. The Debtor shall not use or permit any of the Equipment to be used in any manner or for any purpose that would impair its value in any material respect or expose it to unusual risk.

         Section 4.11. Warehouse Receipts Non-Negotiable. The Debtor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7.104 of the UCC) unless such warehouse receipt or receipt in the nature thereof is delivered to the Secured Party.

         Section 4.12. Notification. The Debtor shall promptly notify the Secured Party of (a) any Lien, encumbrance or claim that has attached to or been made or asserted against any of the Collateral, (b) any material change in any of the Collateral, including, without limitation any material damage to or loss of Collateral, and (c) the occurrence of any other event or condition (including, without limitation, matters as to Lien priority) that could reasonably be expected to have a material adverse effect on the Collateral or the security interest created hereunder.

                                   ARTICLE V

                          Rights of the Secured Party

         Section 5.01. Power of Attorney. The Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of the Debtor or in its own name, to take after the occurrence and during the continuance of an Event of Default, any and all action and to execute any and all documents and instruments which the Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Secured Party the power and right on behalf of the Debtor and in its own name to do any of the following, without notice to or the consent of the Debtor:

                  (i) to demand, sue for, collect or receive, in the name of the Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral or any policy of insurance;

                  (ii) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral;

                  (iii)    (A) to direct account debtors and any other parties

         liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Secured Party or as the Secured Party shall direct; (B) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Debtor with respect to any Collateral;
         (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (G) to add or release any guarantor, endorser, surety or other party to any of the Collateral; (H) to renew, extend or otherwise change the terms and conditions of any of the Collateral; (I) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral (including claims under any policy of insurance); and (J) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve, maintain, or realize upon the Collateral and the Secured Party's security interest therein.

         This power of attorney is a power coupled with an interest and shall be irrevocable. The Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither the Secured Party nor any Person designated by the Secured Party shall be liable for any act or omission or for any error of judgment or any mistake of fact or law. This power of attorney is conferred on the Secured Party solely to protect, preserve, maintain and realize upon its security interest in the Collateral. The Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any Lien given to secure the Collateral.

         Section 5.02. Setoff. The Secured Party shall have the right to set off and apply against the Obligations, at any time and without notice to the Debtor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Secured Party to the Debtor whether or not the Obligations are then due. The rights and remedies of the Secured Party hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) that the Secured Party may have.

         Section 5.03. Assignment by the Secured Party. The Secured Party may at any time assign or otherwise transfer all or any portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, the Obligations) to any other Person, and such Person shall thereupon become vested with all the benefits thereof granted to the Secured Party, herein or otherwise.

         Section 5.04. Performance by the Secured Party. If the Debtor shall fail to perform any covenant or agreement contained in this Agreement, the Secured Party may perform or attempt to perform such covenant or agreement on behalf of the Debtor. In such event, the Debtor shall, at the request of the Secured Party, promptly pay any amount expended by the Secured Party in connection with such performance or attempted performance to the Secured Party, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Secured Party shall not have any liability or responsibility for the performance of any obligation of the Debtor under this Agreement.

                                   ARTICLE VI

                                    Default

         Section 6.01. Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Secured Party shall have the following rights and remedies:

                       (i)      In addition to all other rights and
         remedies granted to the Secured Party in this Agreement or in any other Loan Document or by applicable law, the Secured Party shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) and the Secured Party may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable or otherwise as may be permitted by law. Without limiting the generality of the foregoing, the Secured Party may (A) without demand or notice to the Debtor, collect, receive or take possession of the Collateral or any part thereof and for that purpose the Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell, lease or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable or otherwise as may be permitted by law. The Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of the Debtor, which right or equity of redemption is hereby expressly waived and released by the Debtor. Upon the request of the Secured Party, the Debtor shall assemble the Collateral and make it available to the Secured Party at any place designated by the Secured Party that is reasonably convenient to the Debtor and the Secured Party. The Debtor agrees that the Secured Party shall not be obligated to give more than five (5) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtor shall be liable for all expenses of retaking, holding, preparing for sale or the like, and all attorneys' fees, legal expenses and other costs and expenses incurred by the Secured Party in connection with the collection of the Obligations and the enforcement of the Secured Party's rights under this Agreement. The Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full. The Secured Party may apply the Collateral against the Obligations in such order and manner as the Secured Party may elect in its sole discretion. The Debtor waives all rights of marshalling, valuation and appraisal in respect of the Collateral. Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and then or at any time thereafter applied in whole or in part by the Secured Party against, the Obligations in such order as the Secured Party shall select. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by the Secured Party and remaining after payment in full of all the Obligations shall be paid over to the Debtor or to whomsoever may be lawfully entitled to receive such surplus; provided that the Secured Party shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

                  (ii) The Secured Party may cause any or all of the Collateral held by it to be transferred into the name of the Secured Party or the name or names of the Secured Party's nominee or nominees.

                  (iii) The Secured Party may exercise any and all rights and remedies of the Debtor under or in respect of the Collateral, including, without limitation, any and all rights of the Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral.

                  (iv) The Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

                  (v) On any sale of the Collateral, the Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

                                  ARTICLE VII

                                 Miscellaneous

         Section 7.01. No Waiver; Cumulative Remedies. No failure on the part of the Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 7.02. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective heirs, successors and assigns, except that the Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

         SECTION 7.03. AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT

MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

         Section 7.04. Notices. All notices and other communications provided for in this Agreement shall be given or made by telecopy or in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section 7.04. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy or when personally delivered or, in the case of a mailed notice, three Business Days after deposit in the mails, in each case given or addressed as aforesaid; provided, however, that notices to the Secured Party shall be deemed given when received by the Secured Party.

         SECTION 7.05. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND APPLICABLE LAWS OF THE U.S.

         Section 7.06. Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 7.07. Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Secured Party shall affect the representations and warranties or the right of the Secured Party to rely upon them.

         Section 7.08. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 7.09. Waiver of Bond. In the event the Secured Party seeks to take possession of any or all of the Collateral by judicial process, the Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

         Section 7.10. Severability. Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 7.11. Construction. The Debtor and the Secured Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Debtor and the Secured Party.

         Section 7.12. Termination. If all of the Obligations shall have been paid and performed in full, the Secured Party shall, upon the written request of the Debtor, execute and deliver to the Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Secured Party and has not previously been sold or otherwise applied pursuant to this Agreement.

         SECTION 7.13. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEBTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                    DEBTOR:

                                    MGC COMMUNICATIONS, INC.

                                    By:/S/Nield J. Montgomery
                                       ----------------------------------------
                                    Name: Nield J. Montgomery
                                         --------------------------------------
                                    Title: President/CEO
                                          -------------------------------------

                                    Address for Notices:
                                    3165 Palms Centre
                                    Las Vegas, Nevada 89103
                                    Fax No.:  (702) 310-1111
                                    Telephone No.: (702) 310-1000
                                    Attention: Kent F. Heyman
                                              ---------------------------------

                                    SECURED PARTY:

                                    NORTHERN TELECOM INC.

                                    By: /S/Vickie Yohe
                                       ----------------------------------------
                                    Name:  Vickie Yohe
                                         --------------------------------------
                                    Title: Group Vice President

       [NORTEL LAW DEPT. STAMP]     Address for Notices:
                                    2350 Lakeside Boulevard
                                    Richardson, Texas  75082-4399
                                    Fax No.: (972) 684-2606
                                    Telephone No.: (972) 684-3976
                                    Attention:  General Manager and
                                                Vice President, Carrier Networks

                                   Schedule 1

                                   Equipment

                                                        MGC Communications, Inc.
                                                              Security Agreement
                                                                      Schedule 1


                           I. DMS-500 INITIAL SYSTEM
                           (DMS-500 SWITCHING SYSTEM)



***

                                                        MGC Communications, Inc.
                                                              Security Agreement
                                                                      Schedule 1

                           I. DMS-500 INITIAL SYSTEM
                           (DMS-500 SWITCHING SYSTEM)



***

                                                        MGC Communications, Inc.
                                                              Security Agreement
                                                                     Schedule 1



               II. DMS-500 STANDARD FEATURES / OPTIONAL FEATURES
                       (DMS-500 INITIAL SYSTEM SOFTWARE)



1.0      DMS-500 STANDARD SOFTWARE FEATURES


         1.1 Nortel may deliver Software ordered hereunder in a single Software load which may include Software which Buyer has not yet licensed ("Non-licensed Software"). Except as set forth in Section 1.2 below, Buyer shall not be entitled to use such Non-licensed Software, until such time as the applicable right to use fees are paid by Buyer pursuant to Section 1.5.

         1.2 For the purpose of gathering market trial information and prior to payment of any applicable right-to-use fees, certain Non-licensed Software may be placed in service by Buyer on a limited, non-revenue-generating, trial basis only ("Feature Trial"). Buyer may request the right to evaluate such Non-licensed Software for a maximum period of six (6) months commencing as of the date of Nortel's written consent to such Feature Trial. Nortel shall respond to Buyer's request as described above in writing. Within ten (10) business days following expiration of the agreed to Feature Trial period, Buyer shall notify Nortel in writing of its plans for activation or deactivation of such Non-licensed Software, and the corresponding number of units activated, if applicable.

         1.3 Upon Buyer's placement of any Non-licensed Software in revenue generating service, Buyer shall pay the applicable right-to-use fees for such Non-licensed Software pursuant to this Agreement, except as described in Section 1.2. Buyer shall also have the option to pay the applicable right-to-use fees for any Non-licensed Software upon installation of a Software load containing such Non-licensed Software. For any Non-licensed Software that is installed and added pursuant to a product computing module load ("PCL") and or non-computing module load ("NCL"), if any, the right-to-use fees shall be the list price for such feature in effect as of the date of activation.

         1.4 To ensure Buyer's proper activation and/or usage of the appropriate Software, Buyer shall properly notify Nortel at the address specified in Section 9 of this Product Attachment to the attention of Director, Sales Engineering, prior to the activation and/or usage by Buyer of any Software. Buyer shall identify all Software being activated and/or used (including the number of units activated, if applicable) in each Intial System.

         1.5 Nortel shall promptly review notification from Buyer provided pursuant to Section 1.4 above and identify any applicable prerequisite Equipment or Software required by Buyer prior to activation and/or usage of the applicable Software. Nortel shall respond to Buyer's written notice by means of a price quotation. Such price quotation shall include Nortel's consent to activate and/or use such Software or notification that such Software requires engineering to determine whether the current switch configuration will require additional Equipment prior to activation and/or usage. Upon Buyer's written acceptance of Nortel's price quotation, Nortel shall grant its consent to Buyer to activate and/or use such Software prior to payment of the applicable right-to-use fees. However, under no circumstances shall such Software be activated and/or used by Buyer prior to Buyer's acceptance of Nortel's price quotation. Nortel shall invoice Buyer for all applicable right to use fees and associated feature activation engineering charges. One hundred percent (100%) of such invoiced right to use fees and engineering charges shall be due and payable within thirty
                 (30) days of the date of Nortel's invoice therefor.

         1.6 Notwithstanding the foregoing, Buyer shall not be required to pay additional right to use fees associated with the Software licensed prior to the initial date of this Product Attachment.

                                                        MGC Communications, Inc.
                                                              Security Agreement
                                                                      Schedule 1

               II. DMS-500 STANDARD FEATURES / OPTIONAL FEATURES
                       (DMS-500 INITIAL SYSTEM SOFTWARE)



         1.7 Nortel reserves the right, every six (6) months to submit a written report for each site containing a Software load. The written report shall identify all Software activated and/or used (including the number of incremental units activated, if applicable) by Buyer during the applicable reporting period. Buyer shall audit the report against Purchase Order(s) which have been submitted by Buyer and accepted by Nortel during the applicable period to determine the existence of any discrepancies. Buyer shall submit such audited written report to Nortel at the address specified in Section 9 of this Product Attachment to the attention of Director, Sales Engineering, within thirty (30) days from receipt of such request.

         1.8 Nortel also reserves the right to access by remote polling or to conduct an on-site inspection of any site in which a Software load is installed and/or to perform an on-site review of Buyer's books and records related to such site to verify activation and/or usage of Software.

         1.9 Nortel shall issue invoices, for any applicable prices, charges or fees, in addition to those amounts previously invoiced, as a result of Buyer's activation and/or usage of any Software that does not appear on Nortel's written report or that appear as a result of Nortel's remote polling of an Initial Systems.

         1.10 Upon payment of the applicable right to use fees for Software activated and/or used by Buyer, Buyer shall receive a non-exclusive paid-up license to use such Software in accordance with the provisions of this Agreement. Nortel may immediately terminate the applicable license granted hereunder for Buyer's failure to pay the applicable right to use fees for such Software which has been activated and/or used.


         1.11 The obligations of Buyer under this Section 1 shall without limitation survive the termination of this Agreement and shall continue if the Software is removed from service. Buyer agrees to indemnify Nortel or Third Party Software Vendors as appropriate for any loss or damage resulting from a breach of this Section 1.

                                                        MGC Communications, Inc.
                                                              Security Agreement
                                                                      Schedule 1

               II. DMS-500 STANDARD FEATURES / OPTIONAL FEATURES
                       (DMS-500 INITIAL SYSTEM SOFTWARE)



2.0 LLT0B0005 SOFTWARE INCLUDED IN THE DMS-500 INITIAL SYSTEM NOT ELIGIBLE FOR "DEFERRED BILLING."

         2.1 SOFTWARE INCLUDED IN INITIAL SYSTEM NOT ELIGIBLE FOR "DEFERRED BILLING"

                 The following represents the LLT0B0005 Software packages that are included in the price of the DMS-500 Initial System, described in Schedule A, Part 1, Section 1.0. The following is a list of Software only and does not include any/all required Equipment to provide feature functionality.

                  S/W PACKAGE         DESCRIPTION
                  -----------         -----------
                   BAS00001           Base Cook
                   BAS00002           Base ANI
                   BAS00003           Base Generic
                   BAS00004           Base OA&M
                   BAS00007           Base Logs
                   BAS00020           Base Flexible Bellcore AMA
                   BAS00028           Base DPP
                   BASE0001           Local Base
                   BASE0006           Base SN SR60
                   LOC00001           Local Services
                   SS700001           SS7 Trunk Signalling
                   TEL00001           Telecom Layer
                   TEL00002           TEL CCS7 Channelized Access
                   TEL00008           CCS7 Base
                   UDD00001           UDD Services
                   BAS00012           BAS Remote
                   EQA00001           Equal Access Local
                   EQA00002           Equal Access Toll
                   EQA00003           Cellular - Interconnect End Office
                   EQA00005           Intermediate Tandem
                   EQA00006           EQA C7ISUPLRLTA Conn. EAEO
                   EQA00007           EQA EA Alt Sw Point
                   EQA00009           EQA IBN Intra LATA  PIC EAEO
                   EQA00012           EQA C7ISUPLRLTA Conn. AT
                   NI000007           NI0 ISDN Base
                   NI000011           NI0 NI-1 PRI
                   NI000022           NI0 ISDN PRI Base
                   NTS00005           Equal Access 800
                   SMA00001           SMA TR303 I/F


         2.2 CENTRAL OFFICE LIMITED USAGE FEATURES NOT ELIGIBLE FOR "DEFERRED BILLING."

               The Buyer has a Software license for the following Software features which may be utilized for the associated initial number of licenced units. For each additional unit in excess of the initial number of units, refer to the S/W Optional Part II,
               Section 3.2 for incremental pricing and to

                                                        MGC Communications, Inc.
                                                              Security Agreement
                                                                      Schedule 1


                II.DMS-500 STANDARD FEATURES / OPTIONAL FEATURES
                       (DMS-500 INITIAL SYSTEM SOFTWARE)



               Section 3.1 for special incremental software package pricing. The following is a list of Software only and does not include any/all required Equipment to provide feature functionality.

                S/W PACKAGE           DESCRIPTION                                    UNIT          INITIAL UNITS
                -----------           -----------                                    ----          -------------
                                                                                                    LICENCED
                                                                                                    --------
                  LEA00001            LEAS Toll 1st 50k Directory                Directory  #       50,000


2.1 LLT0B0005 SOFTWARE INCLUDED IN THE DMS-500 INITIAL SYSTEM ELIGIBLE FOR "DEFERRED BILLING."

         2.1     SOFTWARE INCLUDED IN INITIAL SYSTEM  ELIGIBLE FOR "DEFERRED
                 BILLING"

                 The following represents the LLT0B0005 Software packages that are included in the price of the DMS-500 Initial System, described in Schedule A, Part 1, Section 1.0. The following is a list of Software only and does not include any/all required Equipment to provide feature functionality.

                  S/W PACKAGE         DESCRIPTION
                 -----------          -----------
                  MDC00003            MDC Standard
                  MDC00004            MDC CLASS on MDC
                  MDC00006            MDC MBG Standard
                  MDC00007            MBS Minimum
                  MDC00010            MDC CLASS on MDC/MPV II
                  MDC00033            MDC Name/Number Blocking
                  RES00006            RES Service Enablers
                  RES00021            RES Anonymous Caller Rejection
                  RES00022            RES Calling Name Delivery Blocking
                  RES00027            RES Visual Message Waiting
                  RES00030            RES Customer Originated Trace


         2.2   CENTRAL OFFICE LIMITED USAGE FEATURES  ELIGIBLE FOR "DEFERRED
               BILLING"

               The Buyer has a Software license for the following Software features which may be utilized for the associated initial number of licenced units. For each additional unit in excess of the initial number of units, refer to the S/W Optional Part II,
               Section 3.2 for incremental pricing and to Section 3.1 for special incremental software package pricing. The following is a list of Software only and does not include any/all required Equipment to provide feature functionality.

               S/W PACKAGE            DESCRIPTION                                    UNIT          INITIAL UNITS
               -----------            -----------                                    ----          -------------
                                                                                                    LICENCED
                                                                                                    --------
                  MDC00001            MDC Base                                   Featured Line      11,000
                  RES00003            RES Display Functionality /Privacy         Featured Line         100
                  RES00005            RES Non-Display Services                   Featured Line         100
                  RES00023            RES Calling Name Display SW                Featured Line         100
                  RES00025            RES Call Waiting Display                   Featured Line       5,000

                                                        MGC Communications, Inc.
                                                              Security Agreement
                                                                      Schedule 1


               II. DMS-500 STANDARD FEATURES / OPTIONAL FEATURES
                       (DMS-500 INITIAL SYSTEM SOFTWARE)



                  RES00032            RES Selective Call Forwarding              Featured Line      100
                  RES00033            RES Selective Call Rejection               Featured Line      100
                  RES00034            RES Distinctive Ringing/Call Wtg           Featured Line      100
                  RES00035            RES Selective Call Acceptance              Featured Line      100
                  RES00036            RES Auto-Recall Blck to Private No.        Featured Line      100


3.0      LLT0B005 SOFTWARE OPTIONAL TO THE DMS-500 INITIAL SYSTEM

         3.1   CENTRAL OFFICE FEATURE ADDITIONS OVER LIMITED USAGE FEATURES

               The Buyer has a Software license for the following Software features which may be purchased at an incremental price, beyond the initial licenced units as indicated in Section 2.1.

               S/W PACKAGE            DESCRIPTION                  UNIT           MIN. UNIT            PRICE/
               -----------            -----------                  ----           ----------           ------
                                                                                  INCREMENTS           UNIT
                                                                                  ----------           ----
                  MDC00001            MDC Base                     Featured Line      100             $14.00
                  RES00023            RES Calling Name Disp        Featured Line      100             $30.00
                  RES00025            RES Call Waiting Disp        Featured Line    5,000             $ 3.00
                  RES00036            RES Auto-Recall Blck         Featured Line        1             $ 1.00


               The following six (6) Class* Software features have a right to use fee of twenty nine dollars ($29.00) per each Class* line in 100 line increments, beyond the initial licenced units as indicated purchase on a individual basis then refer to the S/W Optional Part II, Section 3.2 for incremental pricing.

                  RES00003*           RES Display Functionality /Privacy
                  RES00005*           RES Non-Display Services
                  RES00032*           RES Selective Call Forwarding
                  RES00033*           RES Selective Call Rejection
                  RES00034*           RES Distinctive Ringing/Call Wtg
                  RES00035*           RES Selective Call Acceptance


         3.2      LLT0B005 SOFTWARE OPTIONAL

         The following represents the LLT0B005 optional Software packages that are not included in the price of the DMS-500 Initial System as defined in Schedule A, Part I, Section 1.0 of this Product Attachment. The following Software represents those feature packages that may be ordered by Buyer at an additional price for a DMS-500 Initial System and does not include any/all required Equipment to provide feature functionality.

         PRODUCT NAME                      ORDER CODE               PRICE AND NOTES
         ------------                      ----------               ---------------
         BASE SN SR70 Processor            BASE0009                 The upgrade if previously licensed
                                                                    from:  BASE0006 = $185,000

                                                        MGC Communications, Inc.
                                                              Security Agreement
                                                                      Schedule 1


               II. DMS-500 STANDARD FEATURES / OPTIONAL FEATURES
                       (DMS-500 INITIAL SYSTEM SOFTWARE)



         ACD ACD Base                      ACD00001                 The fee is $500 per ACD line plus $5,000 per
                                                                    ACD user group.
         ACD MIS                           ACD00005                 The fee is $250 per ACD line.
         ACD Miscellaneous                 ACD00006                 $52,000
         ACD Compucall                     ACD00002                 The fee is $7,500 per switched virtual circuit.
         ACD Compucall-Func                ACD00007                 The fee is $42,000 per switched virtual circuit.
         ACD Ctrx Coord V&Dta              ACD00008                 The fee is $5,000 per 100 Centrex lines.
         ACD Networking                    ACD00004                 The fee is $25,000 for the first 100 Network
                                                                    ACD lines plus $500.00 per Network ACD line over the
                                                                    first 100.
         ACD Network ACD on PRI            ACD00010                 The fee is $400.00 per ACD line.
         ACD Network ACD on SS7            ACD00009                 The fee is $400.00 per ACD line.
         AIN Essentials                    AIN00002                 $700,000
         AIN Default Routing               AIN00010                 $65,000
         AIN Call Management               AIN00006                 $200,000
         AIN Call Model Cntrl              AIN00007                 $190,000
         AIN Primer                        AIN00001                 The fee is $80,000 Net (not subject to any
                                                                    discounts) to be paid annually.
         AIN SSP Svcs Enhcemnts            AIN00011                 $40,000
         BAS ABBT LM-Cut Re-wrt            BAS00049                 $8,000
         BAS Enh Permanent Signal          BAS00041                 $40,000
         BAS MAP TELNET Access             BAS00021                 No Charge
         BAS SDM Table Access              BAS00022                 No Charge
         BAS RSC-S                         BAS00009                 The fee is $120,000 per module incremental.
         BAS Remotes Generic               BAS00012                 $700.00 per LCM/LCME in the Remote office +
                                                                    $5,500/Remote
         DTP Datapath                      DTP00001                 $17,500
         DTP DataCall Tester               DTP00003                 No Charge
         ENS E911                          ENS00005                 $15,000
         ENS ACD PSAP                      ENS00002                 The fee is $47,000 plus $2,000 per E911 position.
                                                                    The fee is $32,000 plus $2,000 per E911 position if
                                                                    ENS00001 has been previously licensed.
         ENS LDT PSAP                      ENS00001                 $125,000
         ENS Large SRDB                    ENS00004                 If more than 1 million records are required the
                                                                    fee is $195,000*.  If less than 1 million records
                                                                    are required the fee is $145,000*.
         EQA Local                         EQA00001                 $4,800 per LGC/LGCI, $4,800 per LTC/LTCI, and $1,600
                                                                    per LME.  The total fee shall not exceed $72,000 per
                                                                    office.
         EQA Toll                          EQA00002                 $1,200 per DCM and $300.00 per TM.  The total shall
                                                                    not exceed $190,000 per office.
         EQA Celular Interconnect          EQA00004                 $25,000
         EQA Enh WATS O.[POTS              EQA00010                 $20,000
         EQA Equal Access OSS              EQA00011                 $8,000
         EQA POTS IraLATA PICeaeo          EQA00008                 $20,000
         EQA Intermediate Tandem           EQA00005                 $20,000
         ISUP Cellular                     ISUP0001                 $150,000
         LEA LEAS Local                    LEA00002                 $22,500
         LEA LEAS Toll                     LEA00001                 $20,000 for each additional Group of 10,000
                                                                    Directory numbers over the first 50,000.

                                                        MGC Communications, Inc.
                                                              Security Agreement
                                                                      Schedule 1


                II.DMS-500 STANDARD FEATURES / OPTIONAL FEATURES
                       (DMS-500 INITIAL SYSTEM SOFTWARE)



         LEA SS7 I/W with LEAS             LEA00003                 $30,000
         LOC Carrier Parameter             LOC00002                 $20,000
         MDC - MDC Minimum                 MDC00001                 $1,750 per group of 100 MDC lines, not to exceed
                                                                    $404,000 per office.  The first 100 MDC lines are
                                                                    included in the base price.
         MDC - MDC MSAC                    MDC00002                 $21,733
         MDC Personal Call Screen          MDC00020                 $5,000
         MDC Teen Service                  MDC00035                 The fee is $5,000 per 100 MDC lines
         MDC MBG Min                       MDC00005                 $73,500
         MDC NETNAME Expand                MDC00025                 $2,000
         MDC MBS STD                       MDC00008                 $50,000
         MDC MDC PRO                       MDC00009                 $239,200
         MDC Enhanced WATS                 MDC00034                 $20,000
         MDC MDR VIA AMA                   MDC00018                 $20,000
         MDC PVN                           MDC00011                 $195,000
         MDC SMDR for PVN                  MDC00036                 $15,000
         MDC Tailored MDC 1                MDC00012                 $26,500
         MDC Tailored MDC 2                MDC00013                 $40,000
         MDC MBS Installer Tools           MDC00019                 $30,000
         MDC Tailored MDC 3                MDC00014                 $45,000
         MDC Tailored MDC 4                MDC00015                 $30,000
         MDC Tailored NARS                 MDC00016                 $50,000
         NI0 DPN Support                   NI000003                 $10,000
         NI0 DWS                           NI000004                 The fee is $50,000 plus $11,500 per DWS Access
                                                                    link.
         NI0 DWS Carrier Acc               NI000028                 $200,000 If RES00026 has been
                                                                    previously/concurrently licensed the fee is $10 K
                                                                    for the first 5K EQUIPPED lines & $10K for each
                                                                    add'l 5K EQUIPPED lines over the first 5K EQUIPPED
                                                                    lines.  RES 26 MD'D IN NA04.
         NI0 DWS Flexible Acc              NI000027                 $71,500 *If ESN00003 has been previously purchased
                                                                    and more than 1 million records are required, the
                                                                    fee is $50,000.  If ESN00003 has been previously
                                                                    purchased and less than 1 million records are
                                                                    required, the fee is No Charge
         NI0 Intertol ISUP & SS7           NI000023                 $200,000  The fee for the functional group PROV0001
                                                                    is included in the fee for NI000023
         NI0 DataSPAN                      NI000002                 The fee is $20,000 per LPP cabinet.
         NI0 ISDN BASE                     NI000007                 The fee is $68,500 plus $500 per 100 ISDN Lines plus
                                                                    $250 for each 2B+D line and $100 for each 1B+D line
         NI0 ISDN PRI BASE                 NI000022                 $2,000 per PRI link.
         NI0 NI-1 BRI Enhancd Mtc          NI000009                 $68,000
         NI0 NI-1 BRI                      NI000008                 The fee is $251,000 per switch plus $7,200 per each
                                                                    increment of 480 lines.
         NI0 NI-1 PRI Ntwrkng              NI000013                 The fee is $28,000 plus $3,750 per PRI link.
         NI0 NI-1 PRI                      NI000011                 The fee is $66,500 plus $4,800 per PRI link.
         NI0 NI-1 Packet                   NI000010                 The license fee is 75K which includes the RTU the
                                                                    software on:  the first 2 NTFX10AA's

                                                        MGC Communications, Inc.
                                                              Security Agreement
                                                                      Schedule 1


                II.DMS-500 STANDARD FEATURES / OPTIONAL FEATURES
                       (DMS-500 INITIAL SYSTEM SOFTWARE)



                                                                    (which may be x.25 and/or x.75 protocols), the first
                                                                    100 'D' terminals, and the first 10 'B' terminals.
                                                                    There is an additional 35K license fee to use the
                                                                    software on
         NI0 NI-1 Tandem                   NI000014                 $60,000
         NI0 NI-1 PRI IW 4E/5ESS           NI000012                 $50,000
         RES Disp Funct &Prvcy             RES00003                 $1,500 for each additional 100 featured lines over
                                                                    the first 100 featured lines.  This capability is
                                                                    sold in blocks of 100 featured lines.
         RES Non-Display Services          RES00005                 $1,500 for each additional 100 featured lines over
                                                                    the first 100 featured lines.  This feature is sold
                                                                    in increments of 100 featured lines.
         RES Call N.D. SW/TCAP             RES00023                 $3,000 for each additional 100 featured lines over
                                                                    the first 100.  This capability is sold in
                                                                    increments of 100 featured lines.
         RES Selective Call Fwd            RES00032                 $1,500 for each additional 100 featured lines lines
                                                                    over the first 100 featured lines.  This capability
                                                                    is sold in increments of 100 featured lines.
         RES Selective Call Rej            RES00033                 $1,500 for each additional 100 featured lines over
                                                                    the first 100 featured lines.  This capability is
                                                                    sold in increments of 100 featured lines.
          RES Dist Ring Call Wtg           RES00034                 $1,500 for each additional 100 featured lines over
                                                                    the first 100 featured lines.  This capability is
                                                                    sold in increments of 100 featured lines.
         RES Select Call Accept            RES00035                 $3,000 for each additional 100 SCA lines over the
                                                                    first 100.
         RES Access Management             RES00001                 $8,000
         RES Telemetry Applic              RES00010                 The fee is $30,000 plus $5,000 per utility telemetry
                                                                    trunk.
         RES Univ Acc to 3WC               RES00012                 $75,000
         RES Univ Acc to CLASS             RES00011                 The fee is $169,500 for the first 5000 equipped
                                                                    lines plus $90,000 for each additional 5000
                                                                    equipped lines over the first 5000.
         RES Advncd Cstm Calling           RES00002                 The fee is $15,000 for the first 100 Advanced Custom
                                                                    Calling featured lines plus $2,500 for each
                                                                    additional 100 featured lines.  This capability is
                                                                    sold in increments of 100 featured lines.
         RES & MDC Warm Line               RES00018                 $5,000
         RES Call FWD Remote Act           RES00019                 $27,000
         RES Call Screening                RES00047                 $45,000
         RES Call Wake Up Svc              RES00014                 The fee is $15,000 per switch.
         RES Expansion Svcs                RES00016                 The fee is $20,000 for the first 100 Single Line
                                                                    Variety pack featured lines  plus $1,500 for each
                                                                    additional 100 featured lines over the

                                                        MGC Communications, Inc.
                                                              Security Agreement
                                                                      Schedule 1


                II.DMS-500 STANDARD FEATURES / OPTIONAL FEATURES
                       (DMS-500 INITIAL SYSTEM SOFTWARE)



                                                                    first 100 featured lines.  This capability is sold
                                                                    in increments of 100 featured lines.
         RES Ext Bridged Svcs              RES00013                 $7,500
         RES Sbscr Prgmbl Rng Ctl          RES00037                 $13,000
         RES Sub Act Code Blking           RES00015                 $20,000
         RES Teen Service                  RES00017                 The fee is $11,500 for the first 100 Teen lines plus
                                                                    $1,500 for each additional 100 Teen lines over the
                                                                    first 100.
         RES Toll Alert                    RES00038                 $275,000
         RES Call Waiting Display          RES00025                 $15,000 for each additional 5000 EQUIPPED lines over
                                                                    the first 5000.  This capability is sold in
                                                                    increments of 5,000 equipped lines.
         RES Call Wtg Delux [TR]           RES00040                 Fee is $20 K for the first 5K EQUIPPED lines & $20
                                                                    K for each add'l 5K EQUIPPED lines over the first
                                                                    5K.  This capability is sold in increments of 5K
                                                                    equipped lines.
         RES VSLE & Call Logging           RES00024                 $50,000
         RES I/F Functionality             RES00004                 The fee is $35,000.  If NTX732 has been previously purchased, the fee is $5,000.
         RES Bulk Call Line ID             RES00028                 The fee is $20,000 for the first 50 data links plus
                                                                    $10,000 for each additional 25 links over the first
                                                                    50.
         RES Rem Call Fwd Enh              RES00020                 $12,500
         RES SMDI CLID Suppr               RES00039                 $12,000  The fee is No CHARGE if NTXN07AA has been
                                                                    previously licensed.  The fee is per switch.
         RES Auto Recall                   RES00029                 $5,000
         RES Auto-Recall Blocking          RES00036                 The fee is $1.00 (Net Price - not subject to any
                                                                    discount) per wired line.
         RES Cust Tracing Enh              RES00031                 $3,500
         RES Signlng Routng OAM            RES00007                 $20,000
         SAID Essentials                   SAID0001                 $100,000
         SAID ESP Phase 2                  SAID0005                 $15,000
         SAID ESP                          SAID0003                 $60,000
         SAID Plus                         SAID0002                 $30,000
         SAID Universal                    SAID0004                 $60,000
         WLC 40mA current limit            WLC00004                 $5,000
         WLC Enhanced                      WLC00001                 $25,000
         WLC Line Admin                    WLC00002                 $20,000
         AIN ACB/AR Premium                AIN00018                 $5,000
         BAS RSC-S Sync                    BAS00015                 $30,000
         BAS SCM/SMS/SMU                   BAS00016                 $11,000
         BAS SCM-SLC96 Spec Svcs           BAS00027                 $12,000
         CDD Trnk Grp Mem Usage            CDD00004                 $22,500
         LOC Intl 15-Dgt Dial              LOC00004                 $75,000
         NTS Extended Capability           NTS00012                 $15,000
         SMA TR303 I/F                     SMA00001                 The fee is $50,000 per SMA or ESMA/SMA2 module.
         TEL C7 Chan-lized Access          TEL00002                 $30,000
         TEL C7 Link Flt. Locator          TEL00007                 $90,000

                                                        MGC Communications, Inc.
                                                              Security Agreement
                                                                      Schedule 1


               II. DMS-500 STANDARD FEATURES / OPTIONAL FEATURES
                       (DMS-500 INITIAL SYSTEM SOFTWARE)



         TEL C7 Link Prot. Tester          TEL00006                 $36,000
         TEL C7 Network Integrity          TEL00009                 The fee is No Charge for a STP office because the
                                                                    fee is included in the STPE0200 OR the fee is
                                                                    $76,000 for LOCAL, TOLL, LOCAL/TOLL, TOLL/TOPS, or
                                                                    LOCAL/TOLL/TOPS offices.
         TEL C7 Routset Increment          TEL00004                 The fee is $200,000 for the first 511 route sets
                                                                    plus $25,000 per each add'l group of 256 route sets.
         TEL Gateway Screening             TEL00003                 $120,000  The fee is no charge if NTX840AA or
                                                                    NTXJ40AA has been previously licensed.
         CAIN CUSTDP Trigger               CAIN0500                 $100,000
         CAIN Extension Parms              CAIN0200                 $50,000
         CAIN SCP Simulator                CAIN0300                 $30,000
         CAIN SPECDIG Trigger              CAIN0501                 $100,000
         CAIN Test Query Tool              CAIN0400                 $30,000
         CRDS Card Services                CRDS0001                 $120,000
         CRDS MVP Card Services            CRDS0003                 $50,000
         CRDS TCAP Card Services           CRDS0002                 $25,000
         N00R N00 Routing                  N00R0001                 $100,000
         N00R N00/NXX TCAP                 N00R0002                 $125,000
         NPRI PRI Netwk Interface          NPRI0001                 $25,000 NTXS81AA functionality now ordered under
                                                                    NTS00013
         NSER Network Services             NSER0001                 $100,000
         NSER TCAP Auth & A.V.             NSER0002                 $20,000
         PRLT ISDN PRI RLT                 PRLT0001                 $175,000
         UDWS UCS Dialable Wbnd            UDWS0001                 $175,000
         UTRS UCS Trans & Rout             UTRS0001                 $90,000
         BSVR Billing Server Optn          BSVR0001                 This is a custom developed package developed for a
                                                                    single customer.  It is not available to other
                                                                    customers. Available for 2 DMS200 sites in PA only
                                                                    in LEC & LET loads.  It is x-coupled in all other
                                                                    PCLs.
         DCR DCR                           DCR00001                 $200,000
         DCR Dual X25 link                 DCR00003                 The fee is $20,000 per Network processor and $3,000
                                                                    per switch.
         DCR Mult. Net. Access             DCR00002                 $56,000
         UCSB UCS Base                     UCSB0001                 $286,700

                                                        MGC Communications, Inc.
                                                              Security Agreement
                                                                      Schedule 1


                             III. DMS-500 Extensions
                              (DMS-500 Extensions)



***

                                                        MGC Communications, Inc.
                                                              Security Agreement
                                                                      Schedule 1

                             III. DMS-500 Extensions
                              (DMS-500 Extensions)



***

                                                        MGC Communications, Inc.
                                                              Security Agreement
                                                                      Schedule 1

                             III. DMS-500 Extensions
                              (DMS-500 Extensions)



***

                                                        MGC Communications, Inc.
                                                              Security Agreement
                                                                      Schedule 1


                             III. DMS-500 Extensions
                              (DMS-500 Extensions)



***

                                                        MGC Communications, Inc.
                                                              Security Agreement
                                                                      Schedule 1


                             III. DMS-500 Extensions
                              (DMS-500 Extensions)



***

                                                        MGC Communications, Inc.
                                                              Security Agreement
                                                                      Schedule 1


                                IV. RSC-S System

     NORTEL SHALL ENGINEER EACH INITIAL SYSTEM ORDERED HEREUNDER IN ACCORDANCE WITH NORTEL'S STANDARD ENGINEERING PRACTICES AND PROCEDURES, AND THEREAFTER NORTEL SHALL PROVIDE BUYER WITH A DETAILED LIST OF THE COMPONENTS OF SUCH INITIAL SYSTEM.

     1.0    INITIAL RSC-S (OPTIONAL)

            1.1 THE FOLLOWING REPRESENTS THE SONET REMOTE SWITCHING CENTER EQUIPMENT THAT WILL BE DELIVERED WITH THE INITIAL SYSTEM;

                 - (1) Remote Cluster Controller (RCC2) Shelf
                 - (1) Remote Maintenance Module (RMM) Shelf for Testing,
                   Diagnostics, and Alarms
                 - (1) Line Concentrating Module Enhanced (LCME), 480 Wired /
                   480 Equipped POTS Lines
                 - (1) Host LTCI, 384 Wired / 384 Equipped Ports
                 -   Common equipment including XPM+
                 -   CMR and UTRs
                 -   Sixteen (16) DS-1 C-Side Interfaces
                 - Any required Service/Test Circuits
                 - Any required ENET, MS or processor memory expansions
                   relating to this LTCI
                 - Power Distribution equipment to support the above
                   configuration.
                 - Nortel's standard compliment of one spare per unique circuit pack for the DMS-500 Initial System.

            1.2  INITIAL RSC-S SYSTEM:

                 The price for the Initial RSC-S equipped and wired as described in Section 2.1 above, including host LTCI and the fee for the license of the Software is Two Hundred Thirty-Seven Thousand Dollars ($237,000).


2.0        RSC-S  EXTENSION PRICING

            2.1     RSC-S LINES

                 The price for an RSC-S Line Extension includes the following. The LCM provides line side interface to the RSC-S. Each RSC-S Line Extension may be purchased in increments as defined below:

                       a)  LCM  Equipment or then current common control.

                       b)  Any required processor memory Extension.

                       c) Any required RSC-S service/test circuits to support the RSC-S Extension.

                       d) Power Distribution Center (PDC) equipment as required to support the RSC-S Extension.

                       e)  Spare circuit.

                                                        MGC Communications, Inc.
                                                              Security Agreement
                                                                      Schedule 1


                                IV. RSC-S System




            2.2  RSC-S LINE PRICING

                 RSC-S lines may be purchased at the below listed prices:

                 LINE TYPE                               INITIAL PRICE/LINE           EXTENSION PRICE/LINE
                 ---------                               ------------------           --------------------
                 Wired Lines - Non ISDN Frame                   $60                            $ 90
                 Wired Lines - ISDN Frame                       $80                            $120
                 Equipped POTS                                  $26                            $ 39
                 Equipped MBS                                   $59                            $ 89
                 Equipped ISDN BRI Line                         $70                            $105

             Non ISDN wired frames will be purchased in one thousand two hundred eighty (1,280) wired line increments. ISDN wired frames will be purchased in nine hundred sixty (960) wired line increments. POTS and MBS equipped lines will be purchased in one hundred (100) line increments. ISDN BRI equipped lines will be purchased in fifty (50) line increments.

                                   Schedule 2

                                Trade Names, Etc.


MGC Communications, Inc.
3165 Palms Centre Drive
Las Vegas, Nevada 89103

NevTEL
3165 Palms Centre Drive
Las Vegas, Nevada 89103

                                   Schedule 3

                             Locations of Equipment

================================================================================

                                    EQUIPMENT

================================================================================
            Location                             Name and Address of Landlord of
                                                         Premises (if any)
--------------------------------------------------------------------------------
DeKalb County, Toco Hills, Georgia



Fulton County, Atlanta, Georgia


--------------------------------------------------------------------------------
Cooke County, Des Plains, Illinois



Cooke County, Chicago, Illinois


--------------------------------------------------------------------------------
Los Angeles County, Pomona,
California




San Bernadino County, Ontario,
California


--------------------------------------------------------------------------------
Clark County, Las Vegas, Nevada                  Rancho Road Associates II
                                                 Lee W. Phelps, General Partner
                                                 3137 W. Tompkins Ave.
                                                 Las Vegas, Nevada 89103
--------------------------------------------------------------------------------

                                   Schedule 4

                            Jurisdictions for Filing
                           UCC-1 Financing Statements

1.     DeKalb County, Toco Hills, Georgia

2.     Fulton County, Atlanta, Georgia

3.     Cooke County, Des Plains, Illinois

4.     Cooke County, Chicago, Illinois

5.     Los Angeles County, Pomona, California

6.     San Bernadino County, Ontario, California

7.     Clark County, Las Vegas, Nevada

                                                           CONTRACT NO. MGC9701N
                                                   ACCESSNODE PRODUCT ATTACHMENT
                                                                          PAGE 1

                               PRODUCT ATTACHMENT
                            S/DMS ACCESSNODE PRODUCTS

Northern Telecom Inc. ("Nortel") and MCG ("Buyer") agree as follows:

NOW, THEREFORE Buyer and Nortel agree as follows:

1.       INCORPORATION BY REFERENCE

         This Product Attachment shall be incorporated into and made a part of Network Products Purchase Agreement No. MGC9701N ("Agreement") between Nortel and Buyer.

2.       DEFINITIONS

         For purposes of this Product Attachment:

         "Equipment" shall mean the equipment listed in Schedule A.

         "Product Attachment Term" shall mean the period which shall commence on the date this Product Attachment is executed by the latter of the parties and shall expire on December 31, 1999.

         "Services" shall mean the services described in Schedule B.

         "Software" shall mean the software listed in Schedule A.

         "Specifications" shall mean Nortel's standard published performance specifications for the Products.

         "Vendor Items" shall mean the equipment marked with an asterisk (*) in Schedule A.

         "Warranty Period" shall mean twelve (12) months from the date of shipment stamped on the Equipment or, if the date of shipment is not marked on the Equipment, fifteen (15) months from the date of manufacture. In the event Nortel performs installation Services, the Equipment warranty shall be twelve (12) months from the date of acceptance as set forth in Section 7 herein.

3.       SCHEDULES

         The following Schedules which are attached hereto are an integral part of the Product Attachment and are incorporated herein by reference:

                  Schedule A -  Products, Prices, and Fees
                  Schedule B -  Services and Charges

                                                           CONTRACT NO. MGC9701N
                                                   ACCESSNODE PRODUCT ATTACHMENT
                                                                          PAGE 2

                  Schedule C -  Delivery Intervals
                  Schedule D -  Forecast

4.       ORDERING

         4.1 All Orders shall specify the Products required and the Services, Nortel is to perform, if any.

         4.2 Any change to the original Order initiated by Buyer after Nortel's acceptance of the Order and any resulting adjustments to prices, schedule and/or other requirements of the Order shall be negotiated, mutually agreed upon and subsequently detailed in a written change to the Order ("Change Order"), referencing the original Order and executed by authorized representatives of Buyer and Nortel. The adjustment of the Order prices for Products and charges for any Services, as applicable, in a Change Order shall be established on the basis of Nortel's then current merchandise prices for such Products and/or charges for Services. In the event that the Change Order affects work already performed, the adjustment of the Order price shall include reasonable charges incurred by Nortel related to such work. No such changes shall be performed until a Change Order has been executed by Nortel and Buyer as described above.

5.       PRICING

         5.1 Pricing for AccessNode Equipment and Software shall be as set forth in Schedule A, Sections 1 through 7.

         5.2 The prices for engineering, installation and/or system line-up and testing ("SLAT") Services performed by Nortel with respect to an accepted Order shall be as quoted by Nortel and agreed to by Buyer prior to issuance of the applicable Order.

         5.3 Nortel will prepay freight charges and the cost of any insurance requested by Buyer and invoice Buyer for these items at Nortel's actual cost. These charges will appear as separate line items on Nortel's invoice.

         5.4 Buyer and Seller shall, on at least an annual basis, review the pricing for Product set forth in Schedule A to ensure pricing, including any credits granted to Buyer under Section 11, is generally in line with competitive market pricing. If Buyer reasonably determines that prices have decreased and adjustments are necessary, then Buyer and Seller shall negotiate in good faith to bring prices to competitive parity.

                                                           CONTRACT NO. MGC9701N
                                                   ACCESSNODE PRODUCT ATTACHMENT
                                                                          PAGE 3



6.       TERMS OF PAYMENT

         Nortel shall invoice Buyer for the price of the Products as well as any prepaid freight and insurance charges upon shipment of the Products. Any Services provided hereunder shall be invoiced to Buyer upon Nortel's completion of such Services.

7.       TESTING, TURNOVER, AND ACCEPTANCE

         7.1 When Nortel installs the Products, Buyer's acceptance of the Products and Services shall take place, or be deemed to have taken place, upon completion by Nortel of installation and SLAT Services in accordance with Nortel's standard procedures and practices, as evidenced by the acceptance test results showing that the Products meet and perform in accordance with the applicable Specifications. Upon such acceptance, Nortel shall provide Buyer with a turnover notice to be acknowledged in writing by Buyer. By providing the turnover notice, Nortel certifies that the Products meet and perform in accordance with the applicable Specifications. Acceptance of the Products shall not be withheld or postponed due to:

                  a) deficiencies of the Products or any other product with which such Products are used or operated, resulting from causes not attributable to Nortel, such as but not limited to (i) inaccuracy of information provided by Buyer, (ii) inadequacy or deficiencies of product, facilities or services provided by Buyer or a third party and tested in conjunction with the Products, or (iii) other conditions, external to the Products provided by Nortel, which are beyond limits specified herein and are used by Nortel in performance calculations and spurious outputs from adjacent product. Nortel shall, however, at Buyer's expense, assist Buyer in the elimination or minimization of such deficiencies; or

                  b) minor deficiencies or shortages, attributable to Nortel, of a nature that do not prevent full and efficient commercial operation of the Products. Nortel shall, however, at its expense, take prompt and effective action to correct any such deficiencies or shortages.

         7.2 The effort associated with Nortel's investigation of any deficiencies not attributable to Nortel shall be billed to Buyer.

                                                           CONTRACT NO. MGC9701N
                                                   ACCESSNODE PRODUCT ATTACHMENT
                                                                          PAGE 4



8.       WARRANTIES AND REMEDIES

         8.1 The repair or replacement of Equipment and the correction of defective installation Services shall be warranted for a period of ninety (90) days or the remainder of the original Warranty Period whichever is longer.

         8.2 Nortel shall provide Buyer with repair and replacement service for a minimum period of seven (7) years from the commencement date of this Product Attachment, subject to the condition that should Nortel discontinue manufacture or repair of the Product or portions thereof prior to the expiration of such seven (7) year period (such right of discontinuance being expressly reserved by Nortel), Nortel shall provide Buyer with a twelve
                  (12) month prior written notice of any discontinuance so as to enable Buyer to place an order for its requirements or to enter into any other mutually satisfactory agreement with Nortel prior to such discontinuance. This provision shall survive the expiration of this Product Attachment.

9.       NOTICES

         Pursuant to Section 18.5 of the Agreement, any notices by Buyer to Nortel which are specific to this Product Attachment shall be delivered to the following address:

                  Northern Telecom Inc.
                  5555 Windward Parkway, Suite B
                  Alpharetta, Georgia 30201-3895
                  Attn:   Vice President and General Manager, Access Networks

10.      ADDITIONAL TERMS

         10.1 Nortel may, from time to time, issue updates to the Software and, upon Buyer's payment of applicable Right to Use Fees or Software License Fees, if any, shall license these updates to Buyer. Nortel shall classify such updates as either: 1) Incremental Software Upgrades ("ISUs"), designed to correct any nonconformance to the applicable Software specifications or 2) enhancements which will provide additional features ("Enhancements"). Updates to Software, classified as ISUs by Nortel, will be provided at no cost to Buyer. Notwithstanding the foregoing, ISUs and Enhancements shall not include the cost of any associated hardware that may be required to update such ISUs. Updates classified as Enhancements, which will be used by Buyer in its operations shall be made available to Buyer on a billable basis. In the event Nortel determines that the update includes both ISUs and Enhancements which will be used by Buyer in its operations, such update shall be made available to Buyer. If Buyer elects to receive the update, Nortel shall invoice Buyer only for the amount

                                                           CONTRACT NO. MGC9701N
                                                   ACCESSNODE PRODUCT ATTACHMENT
                                                                          PAGE 5

                  determined by Nortel to be attributed to the Enhancements contained in such update.

         10.2 In order to allow Nortel to meet its delivery requirements, Buyer shall issue a forecast showing the specific types and quantities of Products to be released and the dates such Products will be released throughout the Product Attachment Term. Buyer shall update such forecasts quarterly with each forecast stating the specific types of Products and quantities of Products to be released during the next quarter. The initial forecast shall be as set forth in Schedule D. In the event Buyer does not meet its obligation to update its forecast quarterly, then Nortel shall not be obligated to meet its forecasted delivery intervals as stated in Schedule C. Nortel's only obligation regarding such delivery intervals shall be to meet delivery dates set forth in an accepted Order. If Nortel, prior to acceptance of an Order, advises Buyer that it cannot meet a delivery date shown in an Order, both parties will negotiate a revised date prior to acceptance of the Order by Nortel. The installation and SLAT intervals applicable to an Order will be quoted by Nortel and agreed to by Buyer and Nortel prior to issuance of such Order.

         10.3 If Nortel is providing Buyer with installation Services, Buyer shall be responsible for having all installation sites ready on time and in accordance with Nortel's requirements. Buyer shall be responsible for any expense incurred by Nortel as a result of Buyer's failure to meet the foregoing obligations.

11.      PURCHASE COMMITMENT

         11.1 During the Product Attachment Term, Buyer commits to purchase and/or license, as applicable, and take delivery from Nortel of seventy-one thousand, six hundred and forty-four (71,644) lines ("Purchase Commitment") of AccessNode Product, based on the models set forth in Schedule A, Sections 1A through 1D. The five thousand, seven hundred eighty-eight (5,788) lines purchased by NevTel, Inc. under Contract No. NT0596JRD shall count toward Buyer's fulfillment of the Purchase Commitment under this Product Attachment.

         11.2 In consideration of Buyer's Purchase Commitment above, Nortel shall provide Buyer a credit in an amount not to exceed One Hundred Forty Thousand Dollars ($140,000.00). Such credit shall be applied only against the first and last Orders submitted by Buyer toward Buyer's Purchase Commitment, and provided such Orders shall be for the purchase of at least seven (7) AccessNode models as set forth in Schedule A, Sections 1A through 1D. Such credit shall be in increments of Ten Thousand Dollars ($10,000.00) per AccessNode model.

                                                           CONTRACT NO. MGC9701N
                                                   ACCESSNODE PRODUCT ATTACHMENT
                                                                          PAGE 6


         11.3 In the event Buyer fails to purchase and/or license, as applicable, and take delivery of its Purchase Commitment, as set forth in Section 11.1, by the end of the Product Attachment Term, Nortel shall invoice Buyer a fee based on ten percent (10%) of the product of (i) the difference between Purchase Commitment and the actual number of lines purchased;
                  (ii) the per line price of One Hundred and Sixty Dollars ($160.00).

         11.4     Nortel has also provided Buyer special pricing on seventeen
                  (17) DS-1 Fed AccessNodes ("DFAs"), as provided in Proposal No. P70171, and purchased by Buyer under Order No. ______. Such DFA purchases shall count toward Buyer's fulfillment of the Purchase Commitment but shall not be eligible for the credit set forth in Section 11.3 above.


NORTHERN TELECOM INC.                      MGC COMMUNICATIONS, INC.

By:                                        By:
   ----------------------------------         ---------------------------------
               Signature                                   Signature

Name:                                      Name:
     --------------------------------           -------------------------------
                 Print                                        Print

Title:                                     Title:
      -------------------------------            ------------------------------

Date:                                      Date:
     --------------------------------           -------------------------------